UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☒	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material Pursuant to §240.14a-12

JOHN HANCOCK COMVEST PRIVATE INCOME FUND

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee paid previously with preliminary materials.

☐

Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

John Hancock Comvest Private Income Fund

360 S. Rosemary Avenue, Suite 1700

West Palm Beach, Florida 33401

Dear Shareholders:

You are cordially invited to attend the Special Meeting of Shareholders (the “Special Meeting”) of John Hancock Comvest Private Income Fund (the “Fund”) to be held on February 13, 2026 at [ ], Eastern Time, at the offices of the Fund, 360 S. Rosemary Avenue, Suite 1700, West Palm Beach, Florida 33401.

The Notice of Special Meeting of Shareholders and Proxy Statement accompanying this letter provide an outline of the business to be conducted at the Special Meeting. At the Special Meeting, you will be asked to consider and vote on the Proposals listed below, the effect of which—should each Proposal be approved—would permit the Fund to come into compliance with certain comments received from state securities regulatory authorities in connection with the Fund’s public offering of its common shares of beneficial interest:

1.	Consider and approve the Second Amended and Restated Declaration of Trust (the “Declaration of Trust”) for the Fund (the “Declaration of Trust Proposal”); and

2.

Consider and approve the Amended and Restated Investment Management Agreement (the “Investment Management Agreement”) for the Fund with Comvest Credit Managers, LLC (the “Adviser”), the Fund’s investment adviser (the “Investment Management Agreement Proposal,” and collectively with the Declaration of Trust Proposal, the “Proposals”).

After careful consideration, the four (4) members of the Board of Trustees of the Fund (the “Board”), including three (3) Independent Trustees (i.e., members of the Board who are not “interested persons” as defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended), present at a special meeting of the Board held on January 16, 2026 to consider the approval of the Declaration of Trust and the Investment Management Agreement unanimously determined that entering into the Declaration of Trust and Investment Management Agreement are in the best interests of the Fund and its shareholders, and unanimously approved and recommend that you vote “FOR” the Declaration of Trust Proposal and “FOR” the Investment Management Agreement Proposal. You can vote for the Proposals by following the instructions on the enclosed proxy card and voting by telephone or by signing, dating and returning the enclosed proxy card in the postage-paid envelope provided. It is important that your shares be represented at the Special Meeting. If you are unable to attend the Special Meeting in person, we urge you to complete, date and sign the enclosed proxy card and promptly return it in the envelope provided. Your vote and participation in the governance of the Fund is very important to us.

No matter how many or few shares in the Fund you own, your vote and participation are very important to us.

Sincerely,

/s/ Robert O’Sullivan
Robert O’Sullivan Chief Executive Officer

Important Notice Regarding the Availability of Proxy Materials for the Special Meeting to Be Held on February 13, 2026.

The proxy statement and a form of proxy card are available online on the U.S. Securities and Exchange Commission website at www.sec.gov, on our website at www.jhinvestments.com or by writing to John Hancock Comvest Private Income Fund, 360 S. Rosemary Avenue, Suite 1700, West Palm Beach, Florida 33401 Attention: Vice President.

John Hancock Comvest Private Income Fund

360 S. Rosemary Avenue, Suite 1700

West Palm Beach, Florida 33401

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

360 S. Rosemary Avenue, Suite 1700, West Palm Beach, Florida 33401

February 13, 2026, [ ], Eastern Time

Dear Shareholders:

The Special Meeting of Shareholders (the “Special Meeting”) of John Hancock Comvest Private Income Fund (the “Fund”) will be held on February 13, 2026 at [ ], Eastern Time, at the offices of the Fund, 360 S. Rosemary Avenue, Suite 1700, West Palm Beach, Florida 33401.

At the Special Meeting, you will be asked to consider and vote on the Proposals listed below, the effect of which—should each Proposal be approved—would permit the Fund to come into compliance with certain comments received from state securities regulatory authorities in connection with the Fund’s public offering of its common shares of beneficial interest:

1.	Consider and approve the Second Amended and Restated Declaration of Trust (the “Declaration of Trust”) for the Fund (the “Declaration of Trust Proposal”); and

2.

Consider and approve the Amended and Restated Investment Management Agreement (the “Investment Management Agreement”) for the Fund with Comvest Credit Managers, LLC (the “Adviser”), the Fund’s investment adviser (the “Investment Management Agreement Proposal,” and collectively with the Declaration of Trust Proposal, the “Proposals”).

THE FOUR (4) TRUSTEES OF THE FUND, INCLUDING THE THREE (3) TRUSTEES WHO ARE INDEPENDENT TRUSTEES, PRESENT AT THE SPECIAL MEETING OF THE BOARD OF TRUSTEES TO CONSIDER THE APPROVAL OF THE DECLARATION OF TRUST AND THE INVESTMENT MANAGEMENT AGREEMENT UNANIMOUSLY DETERMINED THAT ENTERING INTO THE DECLARATION OF TRUST AND THE INVESTMENT MANAGEMENT AGREEMENT ARE IN THE BEST INTERESTS OF THE FUND AND ITS SHAREHOLDERS, AND UNANIMOUSLY APPROVED AND RECOMMEND THAT YOU VOTE “FOR” THE DECLARATION OF TRUST PROPOSAL AND “FOR” THE INVESTMENT MANAGEMENT AGREEMENT PROPOSAL, AS DESCRIBED IN THE ACCOMPANYING PROXY STATEMENT.

You have the right to receive notice of and to vote at the Special Meeting if you were a shareholder of record at the close of business on February 2, 2026. If you are unable to attend the Special Meeting in-person, please sign the enclosed proxy card and return it promptly in the self-addressed, postage prepaid envelope provided. Please refer to the voting instructions provided on your proxy card. In the event there are not sufficient votes for a quorum or to approve the Proposals at the time of the Special Meeting, the Special Meeting may be adjourned in order to permit further solicitation of proxies by the Fund.

Thank you for your continued support of the Fund.

By Order of the Board of Trustees,

/s/ Robert O’Sullivan
Robert O’Sullivan Chairman of the Board of Trustees

The proxy statement and a form of proxy card are available online on the U.S. Securities Exchange Commission website at www.sec.gov, on our website at www.jhinvestments.com, or by writing to John Hancock Comvest Private Income Fund, 360 S. Rosemary Avenue, Suite 1700, West Palm Beach, Florida 33401 Attention: Vice President.

The Board is requesting your vote. Your vote is important regardless of the number of shares that you own. Whether or not you expect to attend the Special Meeting, we encourage you to promptly authorize a proxy vote via telephone, or complete and sign the enclosed proxy card and return it promptly. You may revoke your proxy at any time before the Special Meeting, consistent with instructions set forth in this proxy statement. Signing and returning the enclosed proxy card is important to ensure a quorum at the Special Meeting.

To ensure proper representation at the Special Meeting, please follow the instructions on the enclosed proxy card to authorize a proxy to vote your shares via telephone, or by signing, dating and returning the proxy card. Even if you vote your shares prior to the Special Meeting, you still may attend and participate in the Special Meeting.

John Hancock Comvest Private Income Fund

360 S. Rosemary Avenue, Suite 1700

West Palm Beach, Florida 33401

PROXY STATEMENT

Special Meeting of Shareholders

General

We are furnishing you this proxy statement in connection with the solicitation of proxies by the Board of Trustees (the “Board”) of John Hancock Comvest Private Income Fund (the “Fund”, “we”, “us” or “our”) for use at the Fund’s Special Meeting of Shareholders (the “Special Meeting”) to be held on February 13, 2026 at [ ], Eastern Time, at the offices of the Fund, 360 S. Rosemary Avenue, Suite 1700, West Palm Beach, Florida 33401. The date of mailing of this proxy statement, the accompanying Notice of Special Meeting of Shareholders, and the proxy card is expected to be on or about February 2, 2026.

All properly executed proxies representing common shares of beneficial interest, par value $0.001 per share, of the Fund (“Common Shares”) received prior to the Special Meeting will be voted in accordance with the instructions marked thereon. If no specification is made, the Common Shares will be voted FOR the Proposal to approve the Declaration of Trust and FOR the Proposal to approve the Investment Management Agreement. If you are a shareholder of record of the Fund, you can revoke your proxy at any time before it is exercised by: (i) delivering a written revocation notice that is received prior to the Special Meeting to John Hancock Comvest Private Income Fund, 360 S. Rosemary Avenue, Suite 1700, West Palm Beach, Florida 33401 Attention: Vice President; (ii) submitting a later-dated proxy that we receive before the conclusion of voting at the Special Meeting; or (iii) participating in the Special Meeting and voting. If you hold Common Shares through and in the name of a broker, bank, trustee, nominee or other intermediary, you must follow the instructions you receive from them in order to revoke your voting instructions. Simply participating in the Special Meeting does not automatically revoke your proxy. However, if you also vote in person at the Special Meeting, your proxy will be revoked.

Quorum Required

For the Fund to conduct business at the Special Meeting, a quorum of shareholders must be present at the Special Meeting. The presence at the Special Meeting, in person or by proxy, of the shareholders of the Fund holding at least one-half (1/2) of the outstanding shares of the Fund (without regard to class or series) shall constitute a quorum. If such quorum shall not be present at any meeting of the shareholders, then the chairman of the meeting or the shareholders entitled to vote at such meeting, present in person or by proxy, shall have the power to adjourn the meeting to a date not more than one hundred twenty (120) days after the original record date without further notice other than announcement at the meeting. At such adjourned meeting at which a quorum shall be present, any business may be transacted which might have been transacted at the meeting as originally notified.

Record Date

The Board has fixed the close of business on February 2, 2026 as the record date (the “Record Date”) for the determination of shareholders entitled to notice of and to vote at the Special Meeting. There were [ ] Common Shares outstanding on the Record Date.

Votes Required

Proposal to Approve the Declaration of Trust. The affirmative vote of the holders entitled to cast at least a majority of the votes of all issued and outstanding Common Shares as of the Record Date is required to approve the Declaration of Trust. For purposes of the vote on the Declaration of Trust, uninstructed shares held by a broker, bank, trustee, nominee or other intermediary will not be counted as a vote cast either “for” or “against” this proposal. Abstentions, if any, will have the effect of a vote cast “AGAINST” this proposal.

Proposal to Approve the Investment Management Agreement. The affirmative vote of a “majority of the outstanding voting securities” of the Fund is required to approve the Investment Management Agreement. Under the Investment Company Act of 1940, as amended (the “1940 Act”), a “majority of the outstanding voting securities” means the affirmative vote of the lesser of (a) 67% or more of the shares of the Fund present in person or represented by proxy at the Special Meeting if the holders of more than 50% of the outstanding shares are present in person or represented by proxy at the Special Meeting or (b) more than 50% of the outstanding shares of the Fund. For purposes of the vote on the Investment Management Agreement, uninstructed shares held by a broker, bank, trustee, nominee or other intermediary will not be counted as a vote cast either “for” or “against” this proposal. Abstentions, if any, will have the effect of a vote cast “AGAINST” this proposal.

Appraisal Rights

Any shareholder voting against the Proposals will not have appraisal or other similar rights.

Householding

The Fund combines mailings for multiple accounts going to a single household by delivering to that address in a single envelope a copy of the document (annual reports, prospectuses, proxy statements, etc.) or other communications for all accounts who have consented or are deemed to have consented to receiving such communications in such manner in accordance with the rules of the U.S. Securities and Exchange Commission (the “SEC”). If you do not want the Fund to continue consolidating your mailings and would prefer to receive separate mailings of Fund communications, please contact the Fund’s transfer agent, Ultimus Fund Solutions, LLC at comvest@ultimusfundsolutions.com or send mail to John Hancock Comvest Private Income Fund, c/o Ultimus Fund Solutions, LLC, 225 Pictoria Drive, Suite 450, Cincinnati, OH 45246.

Voting

You may vote in person at the Special Meeting, by telephone, or by proxy in accordance with the instructions provided below.

When voting by proxy and mailing your proxy card, you are required to:

•	indicate your instructions on the proxy card;

•	date and sign the proxy card;

•	mail the proxy card promptly in the envelope provided, which requires no postage if mailed in the United States; and

•	allow sufficient time for the proxy card to be received on or before 11:59 p.m. Eastern Time on February 12, 2026.

The Fund has enclosed a copy of this proxy statement and proxy card. This proxy statement and the proxy card are also available at www.jhinvestments.com on the SEC’s website at www.sec.gov.

Information Regarding This Solicitation

The Fund will bear the expense of the solicitation of proxies for the Special Meeting, including the cost of preparing, printing, and mailing this proxy statement, the accompanying Notice of Special Meeting of Shareholders, and the proxy card. The Fund has requested that brokers, nominees, fiduciaries, and other persons holding Common Shares in their names, or in the name of their nominees, which are beneficially owned by others, forward the proxy materials to, and obtain proxies from, such beneficial owners. The Fund will reimburse such persons for their reasonable expenses in so doing.

In addition to the solicitation of proxies by mail, proxies may be solicited in person and by telephone by the Trustees, officers or regular employees of the Fund and its affiliates (without special compensation therefor). Any proxy given pursuant to this solicitation may be revoked by notice from the person giving the proxy at any time before it is exercised. Any such notice of revocation should be provided in writing and signed by the shareholder in the same manner as the proxy being revoked and delivered to the Fund’s proxy tabulator.

SECURITY OWNERSHIP OF MANAGEMENT AND CERTAIN BENEFICIAL OWNERS

The following table sets forth, as of the Record Date, the beneficial ownership of the Board, the Fund’s executive officers and Trustees, each person known to the Fund to beneficially own 5% or more of the outstanding Common Shares, and all of the Fund’s executive officers and Trustees as a group.

Beneficial ownership is determined in accordance with the rules of the SEC and includes voting or investment power with respect to the securities. Ownership information for those persons who beneficially own 5% or more of the Fund’s Common Shares is based upon information furnished by the Fund’s transfer agent and other information obtained from such persons, if available.

Unless otherwise indicated, the Fund believes that each beneficial owner set forth in the table has sole voting and investment power and has the same address as the Fund. The Fund’s address is 360 S. Rosemary Avenue, Suite 1700, West Palm Beach, Florida 33401.

Name of Beneficial Owner	Number of Common Shares Owned Beneficially (1)		Percentage of Fund Common Shares Outstanding (2)
Interested Trustee:	[	]	[	]
Robert O’Sullivan	[	]	[	]
Independent Trustees:	[	]	[	]
David G. Lambert	[	]	[	]
Eric Rakowski	[	]	[	]
Peter MacEwen	[	]	[	]
Executive Officers Who Are Not Trustees:	[	]	[	]
Cecilio M. Rodriguez	[	]	[	]
Jason Gelberd	[	]	[	]
Greg Reynolds	[	]	[	]
Patrick Spellman	[	]	[	]
Michael Altschuler	[	]	[	]
Other	[	]	[	]
All Executive Officers and Trustees as a Group (9 persons)	[	]	[	]

1.	Beneficial ownership has been determined in accordance with Rule 13d-3 under the Securities Exchange Act of 1934, as amended.
2.	Based on a total of [ ] Common Shares issued and outstanding on February 2, 2026.

PROPOSAL 1: APPROVAL OF THE PROPOSED DECLARATION OF TRUST

In connection with a public offering of the Fund’s Common Shares (the “Public Offering”), the Fund filed with the SEC a registration statement on Form N-2 (the “Form N-2 Registration Statement”) to register the Common Shares under the Securities Act of 1933, as amended (the “Securities Act”). On December 13, 2024, the SEC declared the Fund’s Form N-2 Registration Statement effective. On March 14, 2025, the SEC issued an exemptive order that permits the Fund to offer multiple classes of its Common Shares (the “Multi-Class Order”). Pursuant to the Form N-2 Registration Statement and the Multi-Class Order, the Fund is offering on a continuous basis up to $2,000,000,000 of its Common Shares. The Fund has also filed the Form N-2 Registration Statement with each state and has received comments from certain state securities regulatory authorities on the Form N-2 Registration Statement, the Fund’s organizational documents, and certain of the Fund’s material agreements based on the requirements set forth in the North American Securities Administrators Association (“NASAA”) Omnibus Guidelines (“Omnibus Guidelines”).

Shareholders of the Fund are being asked to approve the proposed Second Amended and Restated Declaration of Trust of the Fund (the “Declaration of Trust”) for the purpose of conforming the Fund’s Amended and Restated Declaration of Trust (the “Current Declaration of Trust”) to requirements set forth in the NASAA Omnibus Guidelines. A copy of the Current Declaration of Trust was filed with the SEC on March 20, 2025 as Exhibit 3.1 to the Fund’s Form 10-K, which is available at www.sec.gov. A copy of the proposed form of the Declaration of Trust, which is marked to show the changes against the Current Declaration of Trust, is attached as Appendix A to this proxy statement.

Reason for the Revisions to the Declaration of Trust

In connection with the Public Offering, the Fund’s Common Shares are registered with the SEC under the Securities Act. In addition, the Public Offering must be registered in each individual state and jurisdiction in which the Fund offers and sells Common Shares. Most of such states and jurisdictions, under their respective “blue sky” securities laws, generally require that issuers conducting public offerings conform to certain specific requirements set forth in the NASAA Omnibus Guidelines. NASAA developed the Omnibus Guidelines in part to provide some level of uniformity to the registration requirements among the individual states and generally relate to, among other things, corporate governance and shareholder protection matters.

The Fund’s authorization to offer and sell Common Shares in certain states and jurisdictions has been conditioned upon the Fund’s undertakings to revise the terms of the Declaration of Trust and thereby conform the Current Declaration of Trust to certain requirements under the Omnibus Guidelines. In order to comply with such undertakings, the Board has determined that the proposed revisions in the Declaration of Trust are desirable and should be approved by the Fund’s shareholders. If this proposal is approved by the shareholders at the Special Meeting, the Declaration of Trust will become effective as of the date of the Special Meeting.

Description of the Proposed Declaration of Trust

The proposed revisions in the Declaration of Trust include, among other immaterial conforming changes, those set forth below. All terms not defined herein shall have the meanings ascribed to such terms in the Declaration of Trust.

•	Updating defined terms including “Affiliate,” “Controlling Person,” “Listed,” and “Program” among others.

•	Fixing the minimum required number of Trustees and updating Trustee term requirements.

•	Modifying shareholder voting requirements to reflect a “simple majority of the shares outstanding” in connection with the appointment of the Adviser.

•	Prohibiting the Adviser and Sponsor from receiving a fee on any repurchase of shares.

•

Modifying the indemnification provisions by expanding the scope of covered indemnitees, clarifying the nature of conduct covered by these provisions, and enumerating the conditions required for the Fund to indemnify.

•

Excluding certain expense categories, including rent or depreciation, utilities, capital equipment, salaries, fringe benefits, and travel expenses, from the list of allowable reimbursements from the Fund to the Adviser.

The foregoing summary descriptions of the proposed revisions included in the Declaration of Trust are qualified in their entirety by Appendix A to this proxy statement.

Board Consideration

At a special meeting of the Board held on January 16, 2026, the four (4) members of the Board, including the three (3) Independent Trustees unanimously determined that entering into the Declaration of Trust is in the best interests of the Fund and its shareholders, and unanimously approved and recommend that you vote “FOR” the Declaration of Trust Proposal. In reaching a decision to approve the Declaration of Trust, the Board considered, among other things, the fact that the changes contemplated in the Declaration of Trust are necessary for the Fund to obtain approval from each of the fifty states and certain jurisdictions in order to sell Common Shares in such states and jurisdictions, that the proposed changes would have little impact on the investment advisory and administrative services being provided to the Fund or on the operational aspects of the Fund, and that the changes would not adversely affect the rights of shareholders. Based on its review and discussion of the Declaration of Trust, the Board determined that adoption of the Declaration of Trust was in the best interests of the Fund’s shareholders. The Board then directed that the Declaration of Trust be submitted to the shareholders for approval at the Special Meeting with the Board’s recommendation that the shareholders vote to approve the proposed Declaration of Trust.

Required Vote

The affirmative vote of the holders entitled to cast at least a majority of the votes of all issued and outstanding Common Shares as of the Record Date is required to approve the Declaration of Trust. For purposes of the vote on the Declaration of Trust, abstentions and broker non-votes will have the same effect as votes against this proposal, although they will be considered present for the purpose of determining the presence of a quorum.

THE BOARD UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” THE APPROVAL OF THE DECLARATION OF TRUST

PROPOSAL 2: APPROVAL OF THE PROPOSED INVESTMENT MANAGEMENT AGREEMENT

The Fund is currently a party to that certain Investment Management Agreement dated November 3, 2025, with the Adviser (the “Current Investment Management Agreement”). In connection with the Public Offering, shareholders of the Fund are being asked to approve certain amendments to the Current Investment Management Agreement for the purpose of conforming the Current Investment Management Agreement to requirements set forth in the NASAA Omnibus Guidelines. A copy of the Current Investment Management Agreement was filed with the SEC on November 7, 2025, as Exhibit 10.1 to the Fund’s Form 8-K, which is available at www.sec.gov. A copy of the proposed form of the Investment Management Agreement, which is marked to show the changes against the Current Investment Management Agreement, is attached as Appendix B to this proxy statement.

Reason for the Revisions to the Investment Management Agreement

The Common Shares are registered with the SEC under the Securities Act and the Fund has filed with the SEC the Form N-2 Registration Statement to register the Common Shares under the Securities Act in furtherance of the Public Offering. In addition, the Public Offering must be registered in each individual state and jurisdiction in which the Fund offers and sells Common Shares. Most of such states and jurisdictions, under their respective “blue sky” securities laws, generally require that issuers conducting public offerings conform to certain specific requirements set forth in the NASAA Omnibus Guidelines. NASAA developed the Omnibus Guidelines in part to provide some level of uniformity to the registration requirements among the individual states and generally relate to, among other things, corporate governance and shareholder protection matters.

The Fund’s authorization to offer and sell Common Shares in certain states has been conditioned upon the Fund’s undertakings to revise the terms of the Investment Management Agreement and thereby conform the Current Investment Management Agreement to certain requirements under the Omnibus Guidelines. In order to comply with such undertakings, the Board has determined that the Investment Management Agreement is in the best interests of the Fund and its shareholders and should be approved by the Fund’s shareholders. If this proposal is approved by the shareholders at the Special Meeting, the Investment Management Agreement will become effective as of the date of the Special Meeting.

Description of the Investment Management Agreement

The Investment Management Agreement would include, among other immaterial conforming changes:

•	Authorizing the Adviser to protect the Fund’s funds from the claims of affiliated companies and creditors of the affiliated companies.

•	Enumerating certain permissible Fund expenses and allowable reimbursements (and exclusions thereof).

•	Adding a defined term for “Controlling Person”.

This summary description of the Investment Management Agreement is qualified in its entirety by Appendix B to this proxy statement.

Board Consideration

At a special meeting of the Board held on January 16, 2026, the four (4) members of the Board, including the three (3) Independent Trustees unanimously determined that entering into the Investment Management Agreement is in the best interests of the Fund and its shareholders, and unanimously approved and recommend that you vote “FOR” the Investment Management Agreement Proposal. Certain representatives of the Adviser participated in the meeting. In reaching its decision to approve the Investment Management Agreement, the Board, including all of the Independent Trustees, reviewed information which had been furnished by the Adviser at the request of the Independent Trustees’ counsel, on behalf of the Independent Trustees. The Independent

Trustees met separately with their independent legal counsel in a private session in connection with their review of the Investment Management Agreement. In reaching a decision to approve the Investment Management Agreement, the Board considered, among other things, that the required changes requested by certain state securities regulators would have minimal impact on the nature, quality and extent of investment advisory services provided by the Adviser. The Board also noted that the Investment Management Agreement would retain the existing fee structure under the Current Investment Management Agreement.

Required Vote

The affirmative vote of a “majority of the outstanding voting securities” of the Fund (as defined under the 1940 Act) is required to approve the Investment Management Agreement Proposal. Under the 1940 Act, a “majority of the outstanding voting securities” means the affirmative vote of the lesser of (a) 67% or more of the shares of the Fund present or represented by proxy at the Special Meeting if the holders of more than 50% of the outstanding shares are present or represented by proxy at the Special Meeting or (b) more than 50% of the outstanding shares of the Fund. Abstentions and broker non-votes, if any, will have the effect of a vote against the Investment Management Agreement Proposal.

THE BOARD, INCLUDING EACH OF THE INDEPENDENT TRUSTEES, UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” THE APPROVAL OF THE INVESTMENT MANAGEMENT AGREEMENT.

The Board is not aware of any matters that will be presented for action at the Special Meeting other than the matters set forth herein. Should any other matters requiring a vote of shareholders arise, it is intended that the proxies that do not contain specific instructions to the contrary will be voted in accordance with the judgment of the persons named in the enclosed form of proxy.

PLEASE VOTE PROMPTLY BY SIGNING AND DATING THE ENCLOSED PROXY CARD BY RETURNING IT IN THE ACCOMPANYING POSTAGE PAID RETURN ENVELOPE OR BY FOLLOWING THE INSTRUCTIONS PRINTED ON THE PROXY CARD. NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES.

Appendix A

SECOND AMENDED AND RESTATED DECLARATION OF TRUST

OF

~~AMG~~JOHN HANCOCK COMVEST ~~SENIOR LENDING~~PRIVATE INCOME FUND

~~March 17~~January [ ], ~~2025~~2026

* * * * * * * * * *

WHEREAS, the initial Declaration of Trust of ~~AMG~~John Hancock Comvest ~~Senior Lending~~Private Income Fund (the “Fund”) was entered into effective as of October 24, 2023 ~~(the “Existing~~and was subsequently amended and restated by the Amended and Restated Declaration of Trust entered into effective as of March 17, 2025 (the “Amended and Restated Declaration of Trust”); and

WHEREAS, the parties now desire to amend and restate the ~~Existing~~Amended and Restated Declaration of Trust as hereinafter set forth;

NOW, THEREFORE, the parties hereby agree as follows:

ARTICLE I

NAME; DEFINITIONS

Section 1.1 Name. The name of the statutory trust is ~~AMG~~John Hancock Comvest ~~Senior Lending~~Private Income Fund. So far as may be practicable, the business of the Fund shall be conducted and transacted under that name, which name (and the word “Fund” whenever used in this Second Amended and Restated Declaration of Trust (the “Declaration of Trust”), except where the context otherwise requires) shall refer to the Board of Trustees (as defined herein) collectively but not individually or personally and shall not refer to the Shareholders or to any officers, employees or agents of the Fund or of such Trustees. Under circumstances in which the Trustees determine that the use of the name “~~AMG~~John Hancock Comvest ~~Senior Lending~~Private Income Fund” is not practicable, they may use any other designation or name for the Fund, subject to applicable law. Any name change shall become effective upon the execution by a majority of the then-Trustees of an instrument setting forth the new name and the filing of a certificate of amendment pursuant to Section 3810(b) of the Statutory Trust Act (as defined below). Any such instrument shall not require the approval of the Shareholders, but shall have the status of an amendment to this Declaration of Trust.

Section 1.2 Definitions. As used in this Declaration of Trust, the following terms shall have the following meanings unless the context otherwise requires:

“1940 Act” means the Investment Company Act of 1940, as amended from time to time, and the rules and regulations promulgated thereunder.

“Acquisition Expenses” means expenses, including but not limited to legal fees and expenses, travel and communication expenses, costs regarding determination of creditworthiness and due diligence on prospective portfolio holding companies, non-refundable option payments on assets not acquired, accounting fees and expenses, and miscellaneous expenses relating to the initial purchase or acquisition of assets, whether or not acquired.

“Acquisition Fees” means any and all fees and commissions, exclusive of Acquisition Expenses, paid by any Person to any other Person (including any fees or commissions paid by or to any Affiliate of the Fund or the Management Company) in connection with the initial purchase or acquisition of assets by the Fund. Included in the computation of such fees or commissions shall be any commission, selection fee, supervision fee, financing fee, non-recurring management fee or any fee of a similar nature, however designated.

“Administrator” means AMG Funds LLC, any Person to whom the Administrator subcontracts any and all such services and any successor to an Administrator who enters into an administrative services agreement with the Fund or who subcontracts with a successor Administrator.

“Affiliate” or “Affiliated” means (subject to the limits under the 1940 Act or an exemptive order from the SEC, as each may be applicable) with respect to any specified Person:

(a) any other Person directly or indirectly owning, controlling or holding, with the power to vote, ten percent (10%) or more of the outstanding voting securities of such specified Person;

(b) any other Person ten percent (10%) or more of whose outstanding voting securities are directly or indirectly owned, controlled or held, with the power to vote, by such specified Person;

(c) any other Person directly or indirectly controlling, controlled by or under common control with such specified Person;

(d) any officer, director, trustee, partner, copartner or employee of such specified Person; and

(e) if such specified Person is an investment company, any investment adviser thereof or any member of an advisory board thereof; and

(f) any legal entity on which such Person acts as an executive officer, director, trustee, or partner ~~(other than an Independent Trustee)~~.

“assessment” means an additional amount of capital that may be mandatorily required of, or paid voluntarily by, a Shareholder beyond his or her subscription commitment excluding deferred payments.

“Benefit Plan Investor” means a benefit plan investor as defined in the Plan Asset Regulations.

“Bylaws” means the bylaws of the Fund, as the same are in effect and may be amended from time to time.

“capital contribution” means the total investment, including the original investment and amounts reinvested pursuant to a distribution reinvestment plan in a program by a participant, or by all participants, as the case may be. Unless otherwise specified, capital contributions shall be deemed to include principal amounts to be received on account of deferred payments.

“cash available for distribution” means Cash Flow plus cash funds available for distribution from Fund reserves less amounts set aside for restoration or creation of reserves.

“Cash Flow” means the Fund’s cash funds provided from operations, without deduction for depreciation, but after deducting cash funds used to pay all other expenses, debt payments, capital improvements and replacements. Cash withdrawn from reserves is not Cash Flow.

“Code” means the Internal Revenue Code of 1986, as amended from time to time, or any successor statute thereto. Reference to any provision of the Code shall mean such provision as in effect from time to time, as the same may be amended, and any successor provision thereto, as interpreted by any applicable regulations as in effect from time to time.

“Common Shares” or “Shares” means the common shares of beneficial interest, par value $0.001 per share, of the Fund that may be issued from time to time in accordance with the terms of this Declaration of Trust and applicable law, as described in Article V hereof, including any class or series of Common Shares.

“Controlling Person”~~shall mean (subject to the limits under the 1940 Act or an exemptive order from the SEC, as each may be applicable)~~includes, but is not limited to, all Persons, whatever their titles, who perform functions for the Sponsor similar to those of: (a) chairman or member of the board of directors; (b) executive officers; and (c) those holding ten percent (10%) or more equity interest in the Sponsor or a Person having the power to direct or cause the direction of the Sponsor, whether through the ownership of voting securities, by contract, or otherwise. For the avoidance of doubt, for purposes of identifying a “Controlling Person,” the Fund will not rely on the definition of “control” contained in Section 2(a)(9) of the 1940 Act.

“Covered Security” the term “Covered Security” shall have the meaning set forth in the Securities Act.

“DGCL” means Delaware General Corporation Law, 8 Del. C. § 100, et. seq., as amended from time to time, or any successor statute thereto.

“ERISA” means the Employee Retirement Income Security Act of 1974, as amended.

“ERISA Controlling Person” means a Person (other than a Benefit Plan Investor) who has discretionary authority or control with respect to the assets of the Fund or who provides investment advice for a fee (direct or indirect) with respect to such assets, or any affiliate of such a Person within the meaning of 29 C.F.R. § 2510.3-101(f)(3).

“Exchange Act” means the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder.

“Front End Fees” means fees and expenses paid by any party for any services rendered to organize the Fund and to acquire assets for the Fund, including Organization and Offering Expenses, Acquisition Fees, Acquisition Expenses, and any other similar fees, however designated by the Board.

“GAAP” means generally accepted accounting principles as in effect in the United States of America from time to time or such other accounting basis mandated by the SEC.

“Indemnitees” has the meaning ascribed to it in Section 7.3 hereof.

“Independent Expert” means a Person with no material current or prior business or personal relationship with the Sponsor, who is engaged to a substantial extent in the business of rendering opinions regarding the value of assets of the type held by the Fund, and who is qualified to perform such work.

“Independent Trustee” means a Trustee who is not an Interested Person.

“Interested Person” means a Person who is an “interested person” as that term is defined under Section 2(a)(19) of the 1940 Act.

“Investment in program assets” means the amount of capital contributions actually paid or allocated to the purchase or development of assets acquired by the program (including working capital reserves allocable thereto, except that working capital reserves in excess of three percent (3%) shall not be included) and other cash payments such as interest and taxes, but excluding front-end fees.

“Investment Management Agreement” means that certain investment advisory agreement between the Fund and the Management Company named therein pursuant to which the Management Company will act as the investment adviser to the Fund and provide investment advisory, investment management and other specified services to the Fund, including any sub-advisory agreement.

“Liability and Losses” has the meaning ascribed to it in Section 7.3 hereof.

“Liquidity Event” means a Listing or any merger, reorganization, business combination, share exchange, acquisition by any Person or related group of Persons of beneficial ownership of all or substantially all of the

Shares of the Fund in one or more related transactions, or similar transaction involving the Fund pursuant to which the Shareholders receive for their Shares, as full or partial consideration, cash, Listed equity Securities or combination thereof: (a) a Listing; (b) a sale or merger in a transaction that provides Shareholders with cash and/or securities of a publicly traded company; or (c) a sale of all or substantially all of the assets of the Fund for cash or other consideration.

“~~Listing” means the listing of the Common Shares (or any successor thereof)~~Listed” means the common shares of an acquiring company whose shares are listed on a national securities exchange or national securities association registered with the SEC ~~or~~ .

~~the receipt by the Shareholders of Securities that are approved for trading~~“Listing” means the listing of the Common Shares (or any successor thereof) on a national securities exchange or national securities association registered with the SEC ~~in exchange for the Common Shares. The term “Listed” shall have the correlative meaning~~. With regard to the Common Shares, upon commencement of trading of the Common Shares on a national securities exchange or national securities association registered with the SEC, the Common Shares shall be deemed Listed.

“Management Company” means Comvest Credit Managers, LLC, or an affiliated successor in interest thereto, any Person to whom the Management Company subcontracts substantially all such services pursuant to a sub-advisory agreement and any successor to a Management Company who enters into an investment management agreement with the Fund or who subcontracts with a successor Management Company. If the Management Company no longer serves as the investment adviser to the Fund, the rights of the Management Company in this Declaration of Trust will become the rights of the Trustees.

“NAV” means net asset value.

“Net Worth” means the excess of total assets over total liabilities as determined by GAAP.

“Omnibus Guidelines” means the Omnibus Guidelines Statement of Policy adopted by the North American Securities Administrators Association on March 29, 1992 and as amended on May 7, 2007 and from time to time.

“Organization and Offering Expenses” means any and all costs and expenses incurred by and to be paid from the assets of the Fund in connection with and in preparing for the formation, qualification and registration of the Fund, and the marketing and distribution of shares, including, without limitation, total underwriting and brokerage discounts and commissions (including fees of the underwriters’ attorneys), expenses for printing, engraving, amending, supplementing, mailing and distributing costs, salaries of employees while engaged in sales activity, telephone and other telecommunications costs, all advertising and marketing expenses (including the costs related to investor and broker-dealer sales meetings), charges of transfer agents, registrars, trustees, escrow agents or holders, depositories, experts, fees, expenses and taxes related to the filing, registration and qualification of the sale of the shares under federal and state laws, including taxes and fees and accountants’ and attorneys’ fees.

“Person” means an individual, corporation, partnership, estate, trust joint venture, limited liability company or other entity or association.

“Plan Asset Regulation” means 29 C.F.R. § 2510.3-101, as modified by section 3(42) of ERISA.

“Preferred Shares” has the meaning ascribed to it in Section 5.1 hereof.

“Program”~~has the meaning ascribed to it in Section 9.3 hereof.~~means a limited or general partnership, joint venture, unincorporated association or similar organization other than a corporation formed and operated for the primary purpose of investment in and the operation of or gain from and interest in the assets to be acquired by such entity.

“Publicly Offered Securities” means publicly offered securities as defined in 29 C.F.R. § 2510.3-101(b)(2) or any successor regulation thereto.

“Roll-Up Entity” means a partnership, trust, corporation, or ~~similar~~other entity that would be created or would survive after the successful completion of a proposed Roll-Up Transaction.

“Roll-Up Transaction” means a transaction involving the acquisition, merger, conversion or consolidation either directly or indirectly of the Fund and the issuance of securities of a Roll-Up Entity to the Shareholders. Such term does not include:

(a) a transaction involving Securities of the Fund that have been Listed for at least twelve (12) months; or

(b) a transaction involving the ~~conversion~~reorganization to another corporate form or to a trust or association form of only the Fund, if, as a consequence of the transaction, there will be no significant adverse change in any of the following:

(i) Shareholders’ voting rights;

(ii) the term of existence of the Fund;

(iii) Management Company and Sponsor compensation; or

(iv) the Fund’s investment objective.

“SEC” means the U.S. Securities and Exchange Commission.

“Securities Act” means the Securities Act of 1933, as amended.

“Securities” means Common Shares, any other Shares or other evidences of equity or beneficial or other interests, voting trust certificates, bonds, debentures, notes or other evidences of indebtedness, secured or unsecured, convertible, subordinated or otherwise, or in general any instruments commonly known as “securities” or any certificates of interest, shares or participations in, temporary or interim certificates for, receipts for, guarantees of, or warrants, options or rights to subscribe to, purchase or acquire, any of the foregoing if and only if any such item is treated as a “security” under the Exchange Act, or applicable state securities laws.

“Shareholders” means the registered holders of the Fund’s Shares.

“Shareholder List” means an alphabetical list of names, addresses and business telephone numbers of the Shareholders of the Fund along with the number of equity shares held by each of them.

“Side Letters” has the meaning ascribed to it in Section 11.6 hereof.

“Sponsor” means any person directly or indirectly instrumental in organizing, wholly or in part, a Program or any person who will control, manage or participate in the management of a Program, and any affiliate of such person. Not included is any person whose only relation with the Program is that of an independent manager of a portion of Program assets, and whose only compensation is as such. “Sponsor” does not include wholly independent third parties such as attorneys, accountants, and underwriters whose only compensation is for professional services rendered in connection with the offering of Program interests. A person may also be deemed a Sponsor of the Program by:

(a) taking the initiative, directly or indirectly, in founding or organizing the business or enterprise of the Program, either alone or in conjunction with one or more other persons;

(b) receiving a material participation in the Program in connection with the founding or organizing of the business of the Program, in consideration of services or property, or both services and property;

(c) having a substantial number of relationships and contacts with the Program;

(d) possessing significant rights to control Program properties;

(e) receiving fees for providing services to the Program which are paid on a basis that is not customary in the industry; or

(f) providing goods or services to the Program on a basis which was not negotiated at arm’s length with the Program.

“State Administrator” means any state official or agency or official administering the securities laws of such state.

“Statutory Trust Act” means Chapter 38 of Title 12 of the Delaware Code, 12 Del. C. § 3801, et seq., as such act may be amended from time to time.

“Term” has the meaning ascribed to it in Section 4.2 hereof.

“Trustees,” “Board of Trustees” or “Board” mean, collectively, the individuals serving on the Fund’s Board of Trustees in accordance with the provisions of Article IV hereof, so long as they continue in office and all other individuals who have been duly elected and qualify as Trustees of the Fund hereunder.

ARTICLE II

NATURE AND PURPOSE

The Fund is a Delaware statutory trust within the meaning of the Statutory Trust Act, existing pursuant to this Declaration of Trust, the Fund’s initial certificate of trust filed with the Delaware Secretary of State’s office on October 20, 2023 (which filing is hereby ratified), as may be amended or amended and restated from time to time.

The purpose of the Fund is to engage in any lawful act or activity for which trusts may be organized under the Statutory Trust Act as now or hereafter in force, including to conduct, operate and carry on the business of a diversified closed-end investment company operating as a business development company, as such terms are defined in the 1940 Act, subject to making an election therefor under the 1940 Act, and to carry on such other business as the Trustees may from time to time determine pursuant to their authority under this Declaration of Trust. In furtherance of the foregoing, it shall be the purpose of the Fund to do everything necessary, suitable, convenient or proper for the conduct, promotion and attainment of any businesses and purposes which at any time may be incidental or may appear conducive or expedient for the accomplishment of the business of a business development company regulated under the 1940 Act and which may be engaged in or carried on by a trust organized under the Statutory Trust Act, and in connection therewith the Fund shall have the power and authority to engage in the foregoing and may exercise all of the powers conferred by the laws of the State of Delaware upon a Delaware statutory trust. The Fund may not, without the affirmative vote of a majority of the outstanding voting securities, as such term is defined under Section 2(a)(42) of the 1940 Act, of the Fund entitled to vote on the matter, change the nature of the Fund’s business so that the Fund ceases to be, or withdraws the Fund’s election to be, treated as a business development company under the 1940 Act.

Legal title to all of the assets of the Fund shall be vested in the Fund as a separate legal entity except that the Trustees shall have power to cause legal title to any assets of the Fund to be held in the name of any other Person as nominee, custodian or pledgee, on such terms as the Trustees may determine, provided that such arrangement is permitted by the 1940 Act and the interest of the Fund therein is appropriately protected.

ARTICLE III

REGISTERED AGENT

Section 3.1 Registered Agent. The registered agent of the Fund in the State of Delaware is Corporation Service Company, located at 251 Little Falls Drive, Wilmington, County of New Castle, Delaware 19808. Unless otherwise required by applicable law, the Fund shall at all times maintain at least one registered agent who shall be either a citizen of the State of Delaware who resides in such state or a Delaware corporation. The Trustees may change the registered agent from time to time by making the appropriate filing or filings with the Secretary of State of the State of Delaware.

ARTICLE IV

PROVISIONS FOR DEFINING, LIMITING

AND REGULATING CERTAIN POWERS OF THE

FUND AND OF THE SHAREHOLDERS AND TRUSTEES

Section 4.1 Number of Trustees. The business and affairs of the Fund shall be managed under the direction of the Board of Trustees. The Board of Trustees shall have full, exclusive and absolute power, control and authority over the Fund’s assets and over the business of the Fund to the same extent as a board of directors of a Delaware corporation. The Board of Trustees may take any actions as in its sole judgment and discretion are necessary or desirable to conduct the business of the Fund. Except as otherwise specifically provided in this Declaration of Trust and the Bylaws, each Trustee and officer of the Fund shall have duties including fiduciary duties (and liability therefore) identical to those of directors and officers of a private corporation for profit organized under the DGCL and shall not have any other duties, including any fiduciary duties, except for fiduciary duties identical to those of directors and officers of a private corporation for profit organized under the DGCL. The number of Trustees of the Fund is four (4), which number may be increased or decreased from time to time only by the Trustees pursuant to the Bylaws, but shall never be less than three (3), except for a period of up to sixty (60) days after the death, removal or resignation of a Trustee pending the election of such Trustee’s successor.

A majority of the Board of Trustees shall be Independent Trustees, except for a period of up to sixty (60) days or such longer period permitted by law, after the death, removal or resignation of an Independent Trustee pending the ~~election~~nomination of such Independent Trustee’s successor by the remaining Independent Trustees and election of such successor by the remaining Trustees.

Subject to applicable requirements of the 1940 Act, in order that any and all vacancies on the Board may be filled only by the affirmative vote of a majority of the remaining Trustees in office, even if the remaining Trustees do not constitute a quorum, and any Trustee elected to fill a vacancy resulting from an increase in the number of Trustees shall serve ~~for the remainder of the full term of the trusteeship in which such vacancy occurred~~until the next annual meeting of Shareholders and until a successor is duly elected and qualified. There shall be no cumulative voting in the election or removal of Trustees.

Section 4.2 Term of Trustees. The Board shall consist of one class. Each Trustee shall serve for a five (5) year term and stand for election upon the fifth anniversary of the year in which such Trustee was elected. Each Trustee may be reelected to an unlimited number of succeeding terms in accordance with these provisions and Article III, Section 2 of the Bylaws. Immediately prior to any Listing, the Board shall be divided into three classes, designated Class I, Class II and Class III, as nearly equal in number as possible, and the term of office of all Class I, Class II and Class III Trustees shall expire one year, two years and three years, respectively, from the date on which the Board was classified. In all cases, each Trustee’s term shall extend until his or her successor shall be elected and shall qualify or until his or her earlier death, resignation, retirement, disqualification or removal. Additional positions on the Board resulting from an increase in the number of Trustees shall be apportioned among the classes as equally as possible. At any annual meeting of Shareholders after any Listing, a number of Trustees equal to the number of Trustees of the class whose term expires at the time of such meeting (or, if less, the number of Trustees properly nominated and qualified for election) shall be elected to hold office until the three (3) year anniversary of such election. At each election, Trustees chosen to succeed those whose terms then expire shall be of the same class as the Trustees they succeed, unless by reason of any intervening changes in the authorized number of Trustees, the Board shall designate one or more Trustee positions whose term then expires as Trustee positions of another class in order to more nearly achieve equality of number of Trustees among the classes. Notwithstanding that the three classes shall be as nearly equal in number of Trustees as possible, in the event of any change in the authorized number of Trustees, each Trustee then continuing to serve as such shall nevertheless continue as a Trustee of the class of which such Trustee is a member until the expiration of his or her current term, or his or her prior death, resignation or removal. If any newly created Trustee position may, consistently with the provision that the three classes shall be as nearly equal in number of Trustees as possible, be allocated to any class, the Board shall allocate it to that of the available class whose term of office is due to expire at the earliest date following such allocation.

Section 4.3 Shareholder Voting. Except as provided in Article II, Section 4.9, Section 6.2, Section 6.3, Section 10.2, Section 11.1 and Section 13.2 of this Declaration of Trust and Article II, Section 7 of the Bylaws, notwithstanding any provision of law permitting any particular action to be approved by the affirmative vote of the Shareholders of the Fund entitled to cast a greater number of votes, any such action shall be effective and valid if declared advisable and approved by the Board of Trustees, and approved by a majority of the votes cast at a meeting of Shareholders at which a quorum is present. All shares of all classes shall vote together as a single class provided that: (a) as to any matter with respect to which a separate vote of any class is required by the 1940 Act or any orders issued thereunder, such requirement as to a separate vote by that class shall apply in lieu of a general vote of all classes; (b) in the event that separate voting requirements apply with respect to one or more classes, then subject to subparagraph (c), the shares of all other classes not entitled to a separate vote shall vote together as a single class; and (d) as to any matter which in the judgment of the Board (which judgment shall be conclusive) does not affect the interest of a particular class, such class shall not be entitled to any vote and only the holders of shares of the one or more affected classes shall be entitled to vote. Notwithstanding any other provisions of this Declaration of Trust or the Bylaws to the contrary, for such matters that require the vote of a majority of the outstanding voting Shares of the Fund under the 1940 Act, such majority vote shall be determined as set forth in Section 2(a)(42) of the 1940 Act except for the removal or appointment of the Management Company which requires the approval of a simple majority of the shares outstanding. The provisions of this Section 4.3 shall be subject to the limitations of the 1940 Act and other applicable statutes or regulations.

Section 4.4 Quorum. The determination of whether a quorum has been established for a meeting of the Fund’s Shareholders shall be as set forth in the Bylaws.

Section 4.5 Preemptive Rights. Except as may be provided by the Board of Trustees in setting the terms of classified or reclassified Shares or as may otherwise be provided by contract approved by the Board, no Shareholder shall have any preemptive right to purchase or subscribe for any additional Shares of the Fund or any other Security of the Fund that it may issue or sell.

Section 4.6 Appraisal Rights. The Shareholders have appraisal rights in connection with a roll-up transaction pursuant to Section 12.1 of this Declaration of Trust. Except as may be provided by the Board of Trustees in setting the terms of any class or series of Shares or as provided in connection with a Roll-Up transaction pursuant to Section 12.1, no Shareholder shall be entitled to exercise appraisal rights in connection with any transaction.

Section 4.7 Determinations by the Board. The determination as to any of the following matters, made in good faith by or pursuant to the direction of the Board of Trustees consistent with this Declaration of Trust shall be final and conclusive and shall be binding upon the Fund and every Shareholder: (i) the amount of the net income of the Fund for any period and the amount of assets at any time legally available for the payment of dividends, redemption or repurchase of its Shares or the payment of other distributions on its Shares; (ii) the amount of stated capital, capital surplus, net assets, other surplus, annual or other net profit, net assets in excess of capital, undivided profits or excess of profits over losses on sales of assets; (iii) the amount, purpose, time of creation, increase or decrease, alteration or cancellation of any reserves or charges and the propriety thereof (whether or not any obligation or liability for which such reserves or charges shall have been created shall have been paid or discharged); (iv) any interpretation of the terms, preferences, conversion or other rights, voting powers or rights, restrictions, limitations as to dividends or other distributions, qualifications or terms or conditions of redemption of any class or series of Shares of the Fund; (v) the fair value, or any sale, bid or asked price to be applied in determining the fair value, of any asset owned or held by the Fund or any Shares of the Fund; (vi) any matter relating to the acquisition, holding and disposition of any assets by the Fund; or (vii) any other matter relating to the business and affairs of the Fund or required or permitted by applicable law, this Declaration of Trust or the Bylaws or otherwise to be determined by the Board provided, however, that any determination by the Board as to any of the preceding matters shall not render invalid or improper any action taken or omitted prior to such determination and no Trustee shall be liable for making or failing to make such a determination.

Section 4.8 Sole Discretion; Good Faith; Corporate Opportunities of Management Company.

(a) Notwithstanding ~~any other provision of this~~anything to the contrary in the Declaration of Trust ~~or otherwise applicable~~, including, but not limited to, this Section 4.8(a), the Trustees owe fiduciary duties under Delaware law to the Shareholders and the Fund, and the Trustees’ fiduciary duties under Delaware law are not limited, modified, or waived. Subject to the Trustees’ fiduciary duties owed under Delaware law, whenever in this Declaration of Trust the Trustees are permitted or required to make a decision:

(i) in their “discretion” or under a grant of similar authority, the Trustees shall be entitled to consider such interests and factors as they desire, including their own interest, and, to the fullest extent permitted by applicable law, including such Trustees’ fiduciary duties under Delaware law, shall have no duty or obligation to give any consideration to any interest of or factors affecting the Fund or any other Person; or

(ii) in their “good faith” or under another express standard, the Trustees shall act under such express standard and shall not be subject to any other or different standard, provided that such standard is consistent with such Trustees’ fiduciary duties under Delaware law.

(b) ~~Unless expressly provided otherwise herein or in the Fund’s offering document (as may be amended from time to time)~~Notwithstanding anything to the contrary in the Declaration of Trust, including, but not limited to, this Section 4.8(b), the Management Company and any Affiliate thereof owes fiduciary duties under Delaware law to the Shareholders and the Fund, and the Management Company’s and any Affiliate’s fiduciary duties under Delaware law are not limited, modified or waived. Subject to the Management Company’s and any Affiliate’s fiduciary duties owed under Delaware law, the Management Company and any Affiliate of the Management Company may engage in or possess an interest in other profit-seeking or business ventures of any nature or description, independently or with others, whether or not such ventures are competitive with the Fund and the doctrine of corporate opportunity, or any analogous doctrine. To the extent that the Management Company acquires knowledge of a potential transaction, agreement, arrangement or other matter that may be an opportunity for the Fund, it shall not have any duty to communicate or offer such opportunity to the Fund, subject to the requirements of the 1940 Act, the Investment Advisers Act of 1940, as amended, (the “Advisers Act”) ~~and~~, the Management Company’s and any Affiliate’s fiduciary duties under Delaware law, and any applicable co-investment order issued by the SEC, and the Management Company shall not be liable to the Fund or to the Shareholders for breach of any fiduciary or other duty by reason of the fact that the Management Company pursues or acquires for, or directs such opportunity to, another Person or does not communicate such opportunity or information to the Fund. Neither the Fund nor any Shareholder shall have any rights or obligations by virtue of this Declaration of Trust or the trust relationship created hereby in or to such independent ventures or the income or profits or losses derived therefrom, and the pursuit of such ventures, even if competitive with the activities of the Fund, shall not be deemed wrongful or improper.

Section 4.9 Resignation and Removal of Trustees. Any of the Trustees may resign their trust (without need for prior or subsequent accounting) by an instrument in writing signed by such Trustee and delivered or mailed to the Trustees or the Chairman, if any, and such resignation shall be effective upon such delivery, or at a later date according to the terms of the instrument. Any Trustee, or the entire Board, may be removed from office at any time (provided the aggregate number of Trustees after such removal shall not be less than the minimum number required by Section 4.1 hereof) only for cause and only by a majority of the remaining Trustees (or in the case of the removal of a Trustee that is not an Interested Person a majority of the remaining Trustees that are not Interested Persons). ~~A majority~~The affirmative vote of more than fifty percent (50%) of the outstanding ~~shares~~Shares of the Fund entitled to vote on the matter are authorized to remove a Trustee without cause. Upon the resignation or removal of a Trustee, each such resigning or removed Trustee shall execute and deliver such documents as the remaining Trustees shall require for the purpose of conveying to the Fund or the remaining Trustees any Fund property held in the name of such resigning or removed Trustee. Upon the incapacity or death of any Trustee, such Trustee’s legal representative shall execute and deliver on such Trustee’s behalf such documents as the remaining Trustees shall require as provided in the preceding sentence. Except to the extent expressly provided in a written agreement with the Trust, no Trustee resigning and no Trustee removed shall have any right to any compensation for any period following the effective date of his resignation or removal, or any right to damages on account of a removal.

Section 4.10 Business Combination. ~~Notwithstanding any other provision of this Declaration of Trust or any contrary provision of law~~Subject to approval by the affirmative vote by the holders of more than fifty percent (50%) of the outstanding Shares of the Fund entitled to vote on the matter, the Board of Trustees may~~, without Shareholder approval unless such approval is required by the 1940 Act,~~ cause the Fund to convert into or merge, reorganize or consolidate with or into one or more trusts, partnerships, limited liability companies, corporations or other business entities, provided that the resulting entity is a business development company under the 1940 Act. Approval of any agreement or applicable certificate of merger, reorganization, consolidation or conversion or certificate may be signed by a majority of the Board of Trustees or an authorized officer of the Fund. In accordance with Section 3815(f) of the Statutory Trust Act, but subject to Section 6.2 of this Declaration of Trust, such approval and approval from the Board will effect an amendment to this Declaration of Trust and/or effect the adoption of a new declaration of trust of the Fund or change the name of the Fund if the Fund is the surviving or resulting entity in the merger or consolidation.

Section 4.11 Special Meetings. Special meetings of Shareholders may be called in the manner provided in the Bylaws, including by a majority of the Independent Trustees or the President, and shall be called by the Secretary of the Fund to act on any matter that may properly be considered at a meeting of Shareholders upon the written request of Shareholders entitled to cast not less than 10% of all the votes entitled to be cast on such matter at such meeting. Notice of any special meeting of Shareholders shall be given as provided in the Bylaws. If the meeting is called by the Secretary upon the written request of Shareholders as described in this Section 4.11, notice of the special meeting shall be sent to all Shareholders within 10 days of the receipt of the written request and the special meeting shall be held at the time and place specified in the Shareholder request not less than 15 days nor more than 60 days after the delivery of the notice; provided, however, that if no time or place is so specified in the Shareholder request, at such time and place convenient to the Shareholder. If there are no Trustees, the officers of the Fund shall promptly call a special meeting of the Shareholders entitled to vote for the election of successor Trustees. Any meeting may be adjourned and reconvened as the Board may determine or as otherwise provided in the Bylaws. Subject to Section 3 of the Bylaws, the Secretary of the Fund shall call a special meeting of Shareholders upon the written request of the Shareholders entitled to cast not less than ten percent (10%) of all the votes entitled to be cast at such meeting.

Section 4.12 Trust Only. It is the intention of the Trustees to create only the relationship of Trustee and beneficiary between the Trustees and each Shareholder from time to time. It is not the intention of the Trustees to create a general partnership, limited partnership, joint stock association, corporation, bailment or any form of legal relationship other than a Delaware statutory trust. Nothing in this Declaration of Trust shall be construed to make the Shareholders, either by themselves or with the Trustees, partners or members of a joint stock association.

Section 4.13 Trustee Action by Written Consent. Any action which may be taken by Trustees by vote may be taken without a meeting if that number of the Trustees, or members of a committee, as the case may be, required for approval of such action at a meeting of the Trustees or of such committee consent to the action in writing and the written consents are filed with the records of the meetings of Trustees. Such consent shall be treated for all purposes as a vote taken at a meeting of Trustees; provided however, this Section 4.13 does not apply to any action of the Trustees pursuant to the 1940 Act that requires the vote of the Trustees to be cast in person at a meeting.

Section 4.14 Officers. The Trustees shall elect a Chief Executive Officer and/or President, a Secretary, a Treasurer and/or Chief Financial Officer, and a Chief Compliance Officer. The Trustees may elect one or more Vice Presidents, a Chief Operating Officer, a Chief Investment Officer, one or more Assistant Secretaries, one or more Assistant Treasurers, and a Chairman who shall serve at the pleasure of the Trustees or until their successors are elected. The Trustees may elect or appoint or may authorize the Chief Executive Officer and/or President to appoint such other officers or agents with such powers as the Trustees may deem to be advisable. A Chairman shall, and the Chief Executive Officer, President, Secretary, Chief Financial Officer and/or Treasurer may, but need not, be a Trustee. All officers shall owe to the Fund and its Shareholders the same fiduciary duties (and only such fiduciary duties) as owed by officers of corporations to such corporations and their stockholders under the DGCL.

Section 4.15 Principal Transactions. Except to the extent prohibited by applicable law and the Omnibus Guidelines, the Trustees may, on behalf of the Fund, buy any securities from or sell any securities to, or lend any assets of the Fund to, any Trustee or officer of the Fund or any firm of which any such Trustee or officer is a member acting as principal, or have any such dealings with any Affiliate of the Fund, investment adviser, investment sub-adviser, distributor or transfer agent for the Fund or with any Interested Person of such Affiliate or other person; and the Fund may employ any such Affiliate or other person, or firm or company in which such Affiliate or other person is an Interested Person, as broker, legal counsel, registrar, investment advisor, investment sub-advisor, distributor, transfer agent, dividend disbursing agent, custodian or in any other capacity upon customary terms.

Section 4.16 Subsidiaries. ~~Without~~Subject to the approval or vote by Shareholders required in Sections 11.1(b) and 13.5 of this Declaration of Trust, the Trustees may cause to be organized or assist in organizing one or more corporations, trusts, partnerships, associations or other organizations to take over all of the Fund’s property or to carry on any business in which the Fund shall directly or indirectly have any interest and to sell, convey, and transfer all or a portion of the Fund’s property to any such corporation, trust, limited liability company, association or organization in exchange for the shares or securities thereof, or otherwise, and to lend money to, subscribe for the shares or securities of and enter into any contracts with any such corporation, trust, limited liability company, partnership, association or organization, or any corporation, partnership, trust, limited liability company, association or organization in which the Fund holds or is about to acquire shares or any other interests.

Section 4.17 Delegation. The Trustees shall have the power to delegate from time to time to such of their number or to officers, employees or agents of the Fund the doing of such things, including any matters set forth in this Declaration of Trust, and the execution of such instruments either in the name of the Fund or the names of the Trustees or otherwise as the Trustees may deem expedient. The Trustees may designate one or more committees which shall have all or such lesser portion of the authority of the entire Board of Trustees as the Trustees shall determine from time to time except to the extent action by the entire Board of Trustees or particular Trustees is required by the 1940 Act.

Section 4.18 Annual Meetings. The Fund shall hold a meeting of Shareholders at least annually.

ARTICLE V

SHARES

Section 5.1 Authorized Shares. The beneficial interest in the Fund shall at all times be divided into an unlimited number of Shares. The Shares of the Fund shall initially consist of Common Shares, with such par value as may be authorized from time to time by the Trustees in their sole discretion without Shareholder approval. All Common Shares shall be fully paid and nonassessable when issued. Mandatory assessments of Common Shares shall be prohibited and the Fund shall not make any mandatory assessment against any Shareholder beyond such Shareholder’s subscription commitment. Any different classes or series shall be established and designated, and the variations in the relative rights and preferences as between the different classes shall be fixed and determined, by the Trustees without Shareholder approval. The Trustees may create a class of preferred shares (the “Preferred Shares”) which may be divided into one or more series of Preferred Shares and with such par value as may be authorized from time to time by the Trustees in their sole discretion without Shareholder approval. The Fund is authorized to offer and issue an unlimited number of Common Shares and an unlimited number of Preferred Shares.

Section 5.2 Authorization by Board of Share Issuance. The Board of Trustees may authorize the issuance from time to time Shares of the Fund of any class or series, whether now or hereafter authorized, or securities or rights convertible into Shares of any class or series, whether now or hereafter authorized, for such consideration as the Board may deem advisable (or without consideration in the case of a split of Shares or dividend), subject to such restrictions or limitations, if any, as may be set forth in this Declaration of Trust or the Bylaws.

Section 5.3 Classification or Reclassification by the Board. As contemplated by Section 5.1, the variations in the relative rights and preferences as between any classes of Common Shares and any potential Preferred Shares shall be fixed and determined by the Trustees; provided, that all Common Shares or Preferred Shares of the Fund or of any series shall be identical to all other Common Shares or Preferred Shares of the Fund or of the same series, as the case may be, except that, to the extent permitted by the 1940 Act, there may be variations between different classes as to allocation of expenses, rights of redemption, special and relative rights and preferences as to dividends and distributions and on liquidation, conversion rights, and conditions under which the several classes shall have separate voting rights. All of the outstanding Common Shares as of the date hereof issued to the sole initial shareholder shall be classified as Class I Shares with such terms as set forth in the initial offering document of the Fund, as thereafter subsequently modified from time to time. Any class of Preferred Shares shall have such rights and preferences and priorities over the Common Shares as may be established by the terms thereof; provided that the Fund may not issue any shares of preferred shares that would limit or subordinate the voting rights of holders of Common Shares as set forth in the Omnibus Guidelines unless required by the 1940 Act.

The following provisions shall be applicable to any division of Shares of the Fund into one or more classes or series:

(a) All provisions herein relating to the Shares, or any class or series of Shares of the Fund, including common and preferred shares, shall apply equally to each class of Shares of the Fund or of any series of the Fund, except as the context requires otherwise.

(b) The number of Shares of each class that may be issued shall be unlimited. The Trustees may classify or reclassify any Shares or any class of any Shares into one or more other classes that may be established and designated from time to time. The Fund may purchase and hold Shares as treasury shares, reissue such treasury shares for such consideration and on such terms as the Trustees may determine, or cancel any Shares of any class acquired by the Fund at the Trustees’ discretion from time to time.

(c) Liabilities, expenses, costs, charges and reserves related to the distribution of, and other identified expenses that should properly be allocated to, the Shares of a particular class or series within the class may be charged to and borne solely by such class or series, and the bearing of expenses solely by a class of shares or series may be appropriately reflected (in a manner determined by the Trustees) and cause differences in the NAV attributable to, and the dividend, redemption and liquidation rights of, the Shares of different classes or series. Each allocation of liabilities, expenses, costs, charges and reserves by the Trustees in their reasonable judgment shall be conclusive and binding upon the Shareholders of all classes for all purposes.

(d) The establishment and designation of any class or series of Shares shall be effective upon resolution by a majority of the Trustees, adopting a resolution which sets forth such establishment and designation and the relative rights and preferences of such class or series. Each such resolution shall be incorporated herein by reference upon adoption. The Trustees may, by resolution of a majority of the Trustees, abolish any class or series and the establishment and designation thereof. To the extent the provisions set forth in such resolution conflict with the provisions of this Declaration of Trust with respect to any such rights and privileges of the class or series of Shares, such resolutions shall control.

Section 5.4 Dividends and Distributions.

(a) Unless otherwise expressly provided in this Declaration of Trust, the holders of each class or series of Shares shall be entitled to dividends and distributions in such amounts and at such times as may be determined by the Board, and the dividends and distributions paid with respect to the various classes or series of Shares may vary among such classes or series. Expenses related to the distribution of, and other identified expenses that properly should be allocated to the shares of, a particular class or series may be appropriately reflected (in a manner determined by the Board, in its discretion) and cause a difference in the NAV attributable to, and the dividend, redemption and liquidation rights of, the shares of each such class or series of Shares.

(b) The Trustees ~~may always retain from the net profits such amount as they may deem necessary to pay the debts or expenses of the Fund or to meet obligations of the Fund, or as they otherwise may deem desirable to use in the conduct of its affairs or to retain for future requirements or extensions of the business~~shall maintain adequate reserves in the future by retaining a reasonable percentage of its offering proceeds and revenues for normal repairs, replacements and contingencies but not for payment of the Sponsor fees. Normally, ~~such amount shall~~ not ~~be~~ less than ~~one percent (~~1%~~)~~ of the offering proceeds ~~of the Fund~~will be considered adequate reserves.

(c) From time to time and not less than quarterly, the Fund shall review the Fund’s accounts to determine whether cash distributions are appropriate. The Fund shall, subject to authorization by the Board of Trustees, distribute pro rata to the Shareholders funds received by the Fund that the Board of Trustees deems unnecessary to retain in the Fund. The Board may authorize the Fund to declare and pay to Shareholders such dividends or distributions, in cash or other assets of the Fund or in Securities of the Fund or from any other source, as the Board in its discretion shall determine. The Board shall endeavor to authorize the Fund to declare and pay such dividends and distributions: (i) as shall be necessary for the Fund to qualify as a “Regulated Investment Company” under the Code and a business development company under the 1940 Act, and (ii) to the extent that the Board deems it unnecessary for the Fund to retain funds received by it; provided, however, that in each case Shareholders shall have no right to any dividend or distribution unless and until authorized by the Board and declared by the Fund. Distributions pursuant to this Section 5.4 may be among the Shareholders of record of the applicable class or series of Shares at the time of declaring a distribution or among the Shareholders of record at such later date as the Trustees shall determine and specify. The exercise of the powers and rights of the Board pursuant to this Section 5.4 shall be subject to the provisions of any class or series of shares at the time outstanding. The receipt by any Person in whose name any shares are registered on the records of the Fund or by his or her duly authorized agent shall be a sufficient discharge for all dividends or distributions payable or deliverable in respect of such shares and from all liability to see to the application thereof. Distributions in kind shall not be permitted, except for distributions of readily marketable Securities, distributions of cash from a liquidating trust established for the dissolution of the Fund and the liquidation of its assets in accordance with the terms of this Declaration of Trust or distributions in which: (i) the Board advises each Shareholder of the risks associated with direct ownership of the property, (ii) the Board offers each Shareholder the election of receiving such in-kind distributions, and (iii) in-kind distributions are made only to those Shareholders that accept such offer.

(d) Inasmuch as the computation of net income and gains for federal income tax purposes may vary from the computation thereof on the books, the above provisions shall be interpreted to give the Trustees the power in their discretion to distribute for any fiscal year as ordinary dividends and as capital gains distributions, respectively, additional amounts sufficient to enable the Fund to avoid or reduce liability for taxes.

(e) If a declaration of dividends or distributions is made pursuant to this Section 5.4 then, at any time prior to the related payment date, the Board may, in its sole discretion, rescind such declaration or change each of the record date and payment date to a later date or dates (in each case for a period of not greater than a hundred-and-eighty (180) days after each of the record date and payment date theretofore in effect and provided the payment date as so changed is not more than sixty (60) days after the record date as so changed).

(f) In no event, however, shall funds be advanced or borrowed for purpose of distributions, if the amount of such distributions would exceed the Fund’s accrued and received revenues for the previous four quarters, less paid and accrued operating costs with respect to such revenues and costs shall be made in accordance with GAAP, consistently applied. Cash distributions from the Fund to the Sponsor shall only be made in conjunction with distributions to Shareholders and only out of funds properly allocated to the Sponsor’s account.

Section 5.5 Proportionate Rights. All shares of each particular class shall represent an equal proportionate interest in the assets attributable to the class (subject to the liabilities of that class), and each share of any particular class shall be equal to each other share of that class. The Board of Trustees may, from time to time, divide or combine the shares of any particular class into a greater or lesser number of shares of that class without thereby changing the proportionate interest in the assets attributable to that class or in any way affecting the rights of holders of shares of any other class.

Section 5.6 Distributions in Liquidation. Unless otherwise expressly provided in this Declaration of Trust, in the event of any liquidation, dissolution or winding up of the Fund, whether voluntary or involuntary, the holders of all classes of Shares of the Fund shall be entitled, after payment or provision for payment of the debts and other liabilities of the Fund (as such liability may affect one or more of the classes and series of Shares of the Fund), to share ratably in the remaining net assets of the Fund.

Section 5.7 Deferred Payments. The Fund shall not have authority to make arrangements for deferred payments on account of the purchase price of shares of the Fund’s Shares unless all of the following conditions are met: (a) such arrangements are warranted by the Fund’s investment objectives; (b) the period of deferred payments coincides with the anticipated cash needs of the Fund; (c) the deferred payments shall be evidenced by a promissory note of the Shareholder, which note shall be with recourse, shall not be negotiable, shall be assignable only subject to defenses of the maker and shall not contain a provision authorizing a confession of judgment; and (d) selling commissions and Front End Fees paid upon deferred payments are payable when payment is made on the note. The Fund shall not sell or assign the deferred obligation notes at a discount. In the event of default in the payment of deferred payments by a Shareholder, the Shareholder may be subjected to a reasonable penalty.

Section 5.8 Fractional Shares. The Fund shall have authority to issue fractional shares. Any fractional Shares shall carry proportionately all of the rights of a whole share, including, without limitation, the right to vote and the right to receive dividends and other distributions.

Section 5.9 Declaration of Trust and Bylaws. All persons who shall acquire Shares in the Fund shall acquire the same subject to the provisions of this Declaration of Trust and the Bylaws.

Section 5.10 Redemptions. Shareholders of the Fund shall not be entitled to require the Fund to repurchase or redeem Shares of the Fund.

Section 5.11 Disclosure of Holding. The Shareholders or holders of other securities of the Fund shall upon demand disclose to the Trustees in writing such information with respect to direct and indirect ownership of Shares or other securities of the Fund as the Trustees deem necessary to comply with the provisions of the Code, the 1940 Act or other applicable laws or regulations, or to comply with the requirements of any other taxing or regulatory authority.

Section 5.12 Repurchase of Shares. The Trustees shall have the power to issue, sell, repurchase, redeem, retire, cancel, acquire, hold, resell, reissue, dispose of, transfer, and otherwise deal in, Shares, including Shares in fractional denominations, and, to apply to any such repurchase, redemption, retirement, cancellation or acquisition of Shares any funds or property. The Trustees may establish, from time to time, a program or programs by which the Fund voluntarily repurchases Shares from the Shareholders; provided, however, that such repurchases do not impair the capital or operations of the Fund, and further provided that the Management Company and/or the Sponsor are prohibited from receiving a fee on the redemption of the Shares.

Section 5.13 Power to Modify Foregoing Procedures. Notwithstanding any of the foregoing provisions of this Article V, the Trustees may prescribe, in their absolute discretion except as may be required by the 1940 Act, such other bases and times for determining the per share asset value of the Fund’s Shares or net income, or the declaration and payment of dividends and distributions as they may deem necessary or desirable for any reason, including to enable the Fund to comply with any provision of the 1940 Act, federal securities laws, state securities laws, or any securities exchange or association registered under the Exchange Act, or any order of exemption issued by the SEC, all as in effect now or hereafter amended or modified.

Section 5.14 ERISA Restrictions. Notwithstanding any other provision herein, if and to the extent that any class of Shares do not constitute Publicly Offered Securities, in order to avoid the possibility that the underlying assets of the Fund could be treated as assets of Benefit Plan Investor pursuant to the Plan Asset Regulation, the Fund, at the direction of the Board of Trustees or any duly-authorized committee of the Board, or, if authorized by the Board, any officer of the Fund or the Management Company on behalf of the Fund, shall have the power to (1) require any Person proposing to acquire Shares to furnish such information as may be necessary to determine whether such person is (i) a Benefit Plan Investor, or (ii) an ERISA Controlling Person, (2) exclude any shareholder or potential shareholder from purchasing the Fund’s Common Shares (3) prohibit any repurchase of Shares to any Person, and (4) repurchase any or all outstanding Shares held by a Shareholder for such price and on such other terms and conditions as may be determined by or at the direction of the Board.

ARTICLE VI

AMENDMENTS; CERTAIN EXTRAORDINARY ACTIONS

Section 6.1 Amendments Generally. Subject to Section 6.2, the Board of Trustees reserves the right, without any vote of Shareholders, from time to time to make any amendment to this Declaration of Trust, now or hereafter authorized by law, including any amendment altering the terms or contract rights, as expressly set forth in this Declaration of Trust, of any outstanding Shares, provided, however, that if any amendment or new addition to this Declaration of Trust adversely affects the rights of Shareholders, such amendment or addition must be approved by the holders of more than fifty percent (50%) of the outstanding Shares of the Fund entitled to vote thereon. All rights and powers conferred by this Declaration of Trust on Shareholders, Trustees and officers are granted subject to this reservation.

Section 6.2 Approval of Certain Declaration of Trust Amendments. The affirmative vote of ~~the Shareholders entitled to cast at least a majority of all~~more than fifty percent (50%) of the outstanding Shares of the Fund entitled to vote on the matter shall be necessary to effect:

(a) Any amendment to this Declaration of Trust to make the Common Shares a “redeemable security” or to convert the Fund, whether by merger or otherwise, from a “closed-end company” to an “open-end company” (as such terms are defined in the 1940 Act), except that if the Fund’s Shares are not Covered Securities, the affirmative vote of more than fifty percent (50%) of the outstanding Shares of the Fund entitled to vote on the matter shall be necessary to effect such amendment or addition; and

(b) Any amendment to Section 4.3, 4.9, Section 6.1 or this Section 6.2.

Section 6.3 Approval of Certain Amendments to Bylaws. The Board of Trustees shall have the exclusive power to adopt, alter or repeal any provision of the Bylaws and to make new Bylaws.

Section 6.4 Execution of Amendments. Upon obtaining such approvals required by this Declaration of Trust and the Bylaws and without further action or execution by any other Person, including any Shareholder, (i) any amendment to this Declaration of Trust may be implemented and reflected in a writing executed solely by the requisite members of the Board of Trustees, and (ii) the Shareholders shall be deemed a party to and bound by such amendment of this Declaration of Trust.

ARTICLE VII

LIMITATION OF LIABILITY; INDEMNIFICATION AND

ADVANCE OF EXPENSES

Section 7.1 Limitation of Shareholder Liability. Shareholders shall be entitled to the same limited liability extended to Shareholders of private Delaware for-profit corporations formed under the DGCL. No Shareholder shall be liable for any debt, claim, demand, judgment or obligation of any kind of, against or with respect to the Fund by reason of being a Shareholder, nor shall any Shareholder be subject to any personal liability whatsoever, in tort, contract or otherwise, to any Person in connection with the Fund’s assets or the affairs of the Fund by reason of being a Shareholder.

Section 7.2 Limitation of Trustee and Officer Liability. To the fullest extent permitted by Delaware law, subject to any limitation set forth under the federal or state securities laws, the Omnibus Guidelines or in this Article VII, no Trustee or officer of the Fund shall be liable to the Fund or its Shareholders for money damages. Neither the amendment nor repeal of this Section 7.2, nor the adoption or amendment of any other provision of this Declaration of Trust or Bylaws inconsistent with this Section 7.2, shall apply to or affect in any respect the applicability of the preceding sentence with respect to any act or failure to act that occurred prior to such amendment, repeal or adoption. The Fund may not incur the cost of that portion of liability insurance which insures the Sponsor for any liability as to which the Sponsor is prohibited from being indemnified under the Omnibus Guidelines.

~~Section 7.3 Indemnification. To the fullest extent permitted by law but subject to the limitations expressly provided in this Declaration of Trust, the Bylaws, the federal or state securities laws, and the Omnibus Guidelines, the Fund hereby agrees to indemnify and hold harmless each person who at any time serves as a Trustee or officer of the Fund (each such person being an “Indemnitee”) while acting in such capacity. Notwithstanding any provision to the contrary herein or in the Bylaws, the Fund will not indemnify any person, including an Indemnitee, for any expenses (including attorneys’ fees), judgments, fines and amounts paid in settlement actually and reasonably incurred by him or her in connection with such action, suit or proceeding resulting from such person’s willful misfeasance, bad faith, negligence or reckless disregard of the duties involved in the conduct of his or her office.~~

Section 7.3 Indemnification.

(a)

Each Person who was or is made a party or is threatened to be made a party to or is otherwise involved in any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative, or investigative (hereinafter a “proceeding”), by reason of the fact:

(i)	that he or she is or was a Trustee, officer, employee, Sponsor, Controlling Person or agent of the Fund, or

(ii)

that he or she, being at the time a Trustee, officer, employee or agent of the Fund, is or was serving at the request of the Fund as a director, trustee, officer, employee or agent of another corporation or of a partnership, joint venture, trust or other enterprise, including service with respect to an employee benefit plan (collectively, “another enterprise” or “other enterprise”), whether either in case (i) or in case (ii) the basis of such proceeding is alleged action or inaction (x) in an official capacity as a Trustee, officer, employee, Controlling Person or agent of the Fund, or as a director, trustee, officer, employee or agent of such other enterprise, or (y) in any other capacity related to the Fund or such other enterprise while so serving as a director, trustee, officer, employee or agent, shall be indemnified and held harmless by the Fund to the fullest extent not prohibited by Delaware law and subject to paragraphs (b) and (c) below, from and against all liability, loss, judgments, penalties, fines, settlements, and reasonable expenses (including, without limitation, attorneys’ fees and amounts paid in settlement and including costs of enforcement of enforcement of rights under this Section) (collectively, “Liability and Losses”) actually incurred or suffered by such Person in connection therewith. The Persons indemnified hereunder are hereinafter referred to as “Indemnitees.” Such indemnification as to such alleged action or inaction shall continue as to an Indemnitee who has after such alleged action or inaction ceased to be a Trustee, officer, employee, Controlling Person or agent of the Fund, or director, officer, employee or agent of another enterprise; and shall inure to the benefit of the Indemnitee’s heirs, executors and administrators. The right to indemnification conferred under this Article VII: (A) shall be a contract right; (B) shall not be affected adversely as to any Indemnitee by any amendment or repeal of this Declaration of Trust with respect to any action or inaction occurring prior to such amendment or repeal; and (C) shall vest immediately upon election or appointment of such Indemnitee.

(b)

Notwithstanding anything to the contrary, the Fund shall neither indemnify nor hold harmless an Indemnitee and/or a Sponsor pursuant to paragraph (a) above, unless all of the following conditions are met:

(i)

The Indemnitee or Sponsor, as applicable, has determined, in good faith, that any course of conduct of such Indemnitee or Sponsor giving rise to the Liability and Losses was in the best interests of the Fund.

(ii)	The Indemnitee or Sponsor was acting on behalf of or performing services for the Fund.

(iii)

Such Liability and Losses were not the result of (1) negligence or misconduct, in the case that the Indemnitee is a Trustee (other than an Independent Trustee), officer, employee, Sponsor, Controlling Person or agent of the Fund, or (2) gross negligence or willful misconduct, in the case that the Indemnitee or Sponsor is an Independent Trustee.

(iv)	Such indemnification is recoverable only out of the net assets of the Fund and not from the Shareholders.

(c)

Notwithstanding anything to the contrary herein, the Fund shall not provide any indemnification of an Indemnitee, Sponsor, or any person acting as a broker-dealer pursuant to paragraph (a) above for any Liability and Losses arising from or out of an alleged violation of federal or state securities laws by such Indemnitee, Sponsor, or any person acting as a broker-dealer unless one or more of the following conditions are met: (i) there has been a successful adjudication on the merits of each count involving alleged securities law violations as to the particular Indemnitee, Sponsor, or any person acting as a broker-dealer, (ii) such claims have been dismissed with prejudice on the merits by a court of competent jurisdiction as to the particular Indemnitee, Sponsor, or any person acting as a broker-dealer, or (iii) a court of competent jurisdiction approves a settlement of the claims against the particular Indemnitee, Sponsor, or any person acting as a broker-dealer and finds that indemnification of the settlement and the related costs should be made, and the court considering the request for indemnification has been advised of the position of the SEC and of the published position of any state securities regulatory authority in which securities were offered or sold as to indemnification for violations of securities laws.

Section 7.4 Payment of Expenses. The Fund shall pay or reimburse reasonable legal expenses and other costs incurred by an Indemnitee, a Sponsor or its Affiliates in advance of final disposition of a proceeding if all of the following are satisfied: (i) the proceeding relates to acts or omissions with respect to the performance of duties or services on behalf of the Fund, (ii) the Indemnitee provides the Fund with written affirmation of the Indemnitee’s good faith belief that the Indemnitee has met the standard of conduct necessary for indemnification by the Fund as authorized by Section 7.3 hereof, (iii) the legal proceeding was initiated by a third party who is not a Shareholder or, if by a Shareholder of the Fund acting in his or her capacity as such, and a majority of Independent Trustees and Trustees not party to the proceeding conclude that it is a suitable undertaking, and (iv) the Indemnitee provides the Fund with a written agreement to repay the amount paid or reimbursed by the Fund, together with the applicable legal rate of interest thereon, if it is ultimately determined by final, non-appealable decision of a court of competent jurisdiction, that the Indemnitee is not entitled to indemnification.

Section 7.5 Limitations to Indemnification. The provisions of this Article VII shall be subject to the limitations of the 1940 Act.

Section 7.6 Express Exculpatory Clauses in Instruments. Neither the Shareholders nor the Trustees, officers, employees or agents of the Fund shall be liable under any written instrument creating an obligation of the Fund by reason of their being Shareholders, Trustees, officers, employees or agents of the Fund, and all Persons shall look solely to the Fund’s net assets for the payment of any claim under or for the performance of that instrument. The omission of the foregoing exculpatory language from any instrument shall not affect the validity or enforceability of such instrument and shall not render any Shareholder, Trustee, officer, employee or agent liable thereunder to any third party, nor shall the Trustees or any officer, employee or agent of the Fund be liable to anyone as a result of such omission.

Section 7.7 Non-exclusivity. The indemnification and advancement of expenses provided or authorized by this Article VII shall not be deemed exclusive of any other rights, by indemnification or otherwise, to which any Indemnitee may be entitled under the Bylaws, a resolution of Shareholders or Trustees, an agreement or otherwise. These rights will not circumvent the indemnification limits set forth in Section II(G) of the Omnibus Guidelines.

Section 7.8 No Bond Required of Trustees. No Trustee shall, as such, be obligated to give any bond or other security for the performance of any of his duties hereunder.

Section 7.9 No Duty of Investigation; No Notice in Trust Instruments, etc. No purchaser, lender, transfer agent or other person dealing with the Trustees or with any officer, employee or agent of the Fund shall be bound to make any inquiry concerning the validity of any transaction purporting to be made by the Trustees or by said officer, employee or agent or be liable for the application of money or property paid, loaned, or delivered to or on the order of the Trustees or of said officer, employee or agent. Every obligation, contract, undertaking, instrument, certificate, Share, other security of the Fund, and every other act or thing whatsoever executed in connection with the Fund shall be conclusively taken to have been executed or done by the executors thereof only in their capacity as Trustees under this Declaration of Trust or in their capacity as officers, employees or agents of the Fund. The Trustees may maintain insurance for the protection of the Fund’s property, the Shareholders, Trustees, officers, employees and agents in such amount as the Trustees shall deem adequate to cover possible tort liability, and such other insurance as the Trustees in their sole judgment shall deem advisable or is required by the 1940 Act.

Section 7.10 Reliance on Experts, etc. Each Trustee and officer or employee of the Fund shall, in the performance of its duties, be fully and completely justified and protected with regard to any act or any failure to act resulting from reliance in good faith upon the books of account or other records of the Fund, upon an opinion of counsel, or upon reports made to the Fund by any of the Fund’s officers or employees or by any advisor, administrator, manager, distributor, selected dealer, accountant, appraiser or other expert or consultant selected with reasonable care by the Trustees, officers or employees of the Fund, regardless of whether such counsel or expert may also be a Trustee.

ARTICLE VIII MANAGEMENT COMPANY, ADMINISTRATOR AND CUSTODIAN; DISTRIBUTION ARRANGEMENTS

Section 8.1 Supervision of Management Company and Administrator.

(a) Subject to the requirements of the Advisers Act, the Board of Trustees may exercise broad discretion in allowing the Management Company and, if applicable, an Administrator, to administer and regulate the operations of the Fund, to act as agent for the Fund, to execute documents on behalf of the Fund and to make executive decisions that conform to general policies and principles established by the Board. The Board shall monitor the Management Company, or if any, the Administrator, to assure that the administrative procedures, operations and programs of the Fund are in the best interests of the Shareholders and are fulfilled and that (i) the expenses incurred are reasonable in light of the investment performance of the Fund, its net assets and its net income, (ii) all Front End Fees shall be reasonable and shall not exceed eighteen percent (18%) of the gross proceeds of any offering, regardless of the source of payment, and (iii) the percentage of gross proceeds of any offering committed to investment shall be at least eighty-two percent (82%). All items of compensation to underwriters or dealers, including, but not limited to, selling commissions, expenses, rights of first refusal, consulting fees, finders’ fees and all other items of compensation of any kind or description paid by the Fund, directly or indirectly, shall be taken into consideration in computing the amount of allowable Front End Fees.

(b) The Board of Trustees is responsible for determining that compensation paid to the Management Company is reasonable in relation to the nature and quality of services performed and the investment performance of the Fund and that the provisions of the Investment Management Agreement are being carried out. The Board may consider all factors that they deem relevant in making these determinations. So long as the Fund is a business development company under the 1940 Act, compensation to the Management Company shall be considered presumptively reasonable if the incentive fee is limited to the participation in net gains allowed by the Investment Advisers Act of 1940.

Section 8.2 Fiduciary Obligations of Management Company. The Investment Management Agreement shall provide that the Management Company and the Sponsor have a fiduciary responsibility for the safekeeping and use of all funds and assets of the Fund, whether or not in the Management Company’s or the Sponsor’s immediate possession or control, and that the Management Company or the Sponsor shall not employ, or permit another to employ, such funds or assets in any manner except for the exclusive benefit of the Fund. The Fund shall not permit any Shareholder to contract away any fiduciary obligation owed by the Management Company and the Sponsor under common law.

Section 8.3 Experience of Management Company. The Board of Trustees shall determine the sufficiency and adequacy of the relevant experience and qualifications for the officers of the Fund given the business objective of the Fund. The Board shall determine whether the Management Company possesses sufficient qualifications to perform the advisory function for the Fund and whether the compensation provided for in its contract with the Fund is justified.

Section 8.4 Termination of Investment Management Agreement. The Investment Management Agreement shall provide that it is terminable (a) by the Fund upon sixty (60) days’ written notice to the Management Company: (i) upon the affirmative vote of holders of a simple majority of the outstanding voting securities of the Fund entitled to vote on the matter ~~(as “majority” is defined in Section 2(a)(42) of the 1940 Act)~~ or (ii) by the vote of the Board; or (b) by the Management Company upon not less than one hundred twenty (120) days’ written notice to the Fund, in each case without cause or penalty. In the event of termination, the Management Company will cooperate with the Fund and the Board in making an orderly transition of the advisory function. In addition, if the Fund elects to continue its operations following termination of the Investment Management Agreement by the Management Company, the Management Company shall pay all direct expenses incurred as a direct result of its withdrawal. Upon termination of the Investment Management Agreement, the Fund shall pay the Management Company all amounts then accrued but unpaid to the Management Company. The method of payment must be fair and protect the solvency and liquidity of the Fund. When the termination is voluntary, the method of payment will be presumed to be fair if it provides for a non-interest bearing unsecured promissory note with principal payable, if at all, from distributions which the terminated Management Company otherwise would have received under the applicable agreements among the parties had the Management Company not been terminated. When the termination is involuntary, the method of payment will be presumed to be fair if it provides for an interest-bearing promissory note maturing in not more than five (5) years with equal installment each year.

Section 8.5 Organization and Offering Expenses Limitation. Unless otherwise provided in any resolution adopted by the Board of Trustees and subject to Section 8.11, the Fund shall reimburse the Management Company ~~and~~, its Affiliates and the Sponsor for Organization and Offering Expenses incurred by the Management Company ~~or~~, its Affiliates or the Sponsor; provided, however, that the total amount of all Organization and Offering Expenses shall be reasonable, as determined by the Board, and shall be included in Front End Fees for purposes of the limit on such Front End Fees set forth in Section 8.1. ~~Excluded from the allowable reimbursement shall be: (a) rent or depreciation, utilities, capital equipment, other administrative items of the Management Company; and (b) salaries, fringe benefits, travel expenses and other administrative items incurred or allocated to any Controlling Person of the Management Company.~~

Section 8.6 Acquisition Fees. The Fund may pay the Management Company and/or its Affiliates fees for the review and evaluation of potential investments in assets of the Fund; provided, however, ~~that~~as determined by the Board of Trustees ~~shall conclude~~during their quarterly review of information related to the nature and calculation of the Fund’s fees and expenses, that the total of all Acquisition Fees and Acquisition Expenses shall be reasonable and may not be duplicative of any other fees or expenses paid to the Management Company or its Affiliates.

Section 8.7 Reimbursement of Management Company. Any reimbursement of the Management Company or the Sponsor by the Fund shall be in accordance with the Investment Management Agreement.

Section 8.8 Reimbursement of Administrator. Any reimbursement of the Administrator or the Sponsor by the Fund shall be in accordance with the terms of the Administration Agreement.

Section 8.9 Custodians

(a) The Trustees may employ a custodian or custodians meeting the qualifications for custodians for portfolio securities of investment companies contained in the 1940 Act, as custodian with respect to the assets of the Fund. Any custodian shall have authority as agent of the Fund as determined by the custodian agreement or agreements, but subject to such restrictions, limitations and other requirements, if any, as may be contained in the Bylaws of the Fund and the 1940 Act, including without limitation authority:

(i) to hold the securities owned by the Fund and deliver the same upon written order;

(ii) to receive any receipt for any monies due to the Fund and deposit the same in its own banking department (if a bank) or elsewhere as the Trustees may direct;

(iii) to disburse such funds upon orders or vouchers;

(iv) if authorized by the Trustees, to keep the books and accounts of the Fund and furnish clerical and accounting services; and

(v) if authorized to do so by the Trustees, to compute the net income or NAV of the Fund;

all upon such basis of compensation as may be agreed upon between the Trustees and the custodian.

The Trustees may also authorize each custodian to employ one or more sub-custodians from time to time to perform such of the acts and services of the custodian and upon such terms and conditions, as may be agreed upon between the custodian and such sub-custodian and approved by the Trustees, provided that in every case such sub-custodian shall meet the qualifications for custodians contained in the 1940 Act.

(b) Subject to such rules, regulations and orders as the SEC may adopt, the Trustees may direct the custodian to deposit all or any part of the securities owned by the Fund in a system for the central handling of securities established by a national securities exchange or a national securities association registered with the SEC under the Exchange Act, or such other Person as may be permitted by the SEC, or otherwise in accordance with the 1940 Act, pursuant to which system all securities of any particular class of any issuer deposited within the system are treated as fungible and may be transferred or pledged by bookkeeping entry without physical delivery of such securities, provided that all such deposits shall be subject to withdrawal only upon the order of the Fund.

Section 8.10 Distribution Arrangements. Subject to compliance with the 1940 Act, the Trustees may retain underwriters, distributors and/or placement agents to sell Shares and other securities of the Fund. The Trustees may in their discretion from time to time enter into one or more contracts, providing for the sale of securities of the Fund, whereby the Fund may either agree to sell such securities to the other party to the contract or appoint such other party its sales agent for such securities. In either case, the contract shall be on such terms and conditions as the Trustees may in their discretion determine not inconsistent with the provisions of this Article VIII or the Bylaws; and such contract may also provide for the repurchase or sale of securities of the Fund by such other party as principal or as agent of the Fund and may provide that such other party may enter into selected dealer agreements and servicing and similar agreements to further the purposes of the distribution or repurchase of the securities of the Fund.

Section  8.11 Notwithstanding anything to the contrary, the following apply:

(a) All expenses of the Fund shall be billed to and paid by the Fund;

(b) The Sponsor, the Management Company, and the Administrator may be reimbursed for the actual cost of goods and services used for, or by, the Fund and obtained from Persons other than Affiliates of the Sponsor, the Administrator, the Management Company, or the Fund;

(c) The Sponsor, the Management Company, and the Administrator may be reimbursed for the administrative services necessary to the prudent operation of the Fund; provided, the reimbursement shall be the lower of the Sponsor’s, the Management Company’s, or the Administrator’s actual cost or the amount the Fund would be required to pay to Persons other than Affiliates of the Sponsor, the Management Company, the Administrator, or the Fund for comparable administrative services in the same geographic location; and provided, further, that such costs are reasonably allocated to the Fund on the basis of assets, revenues, time records or other method conforming with generally accepted accounting principles;

(d) No reimbursement shall be permitted for services for which the Sponsor, the Management Company, or the Administrator are entitled to compensation by way of a separate fee; and

(e) Excluded from the allowable reimbursement shall be:

(i) the Sponsor’s, the Management Company’s, or the Administrator’s rent and depreciation, utilities, capital equipment, and other administrative items; and

(ii) the Sponsor’s, the Management Company’s, or the Administrator’s Controlling Persons’ salaries, fringe benefits, travel expenses, and other administrative items incurred by, or allocated to, the Sponsor’s the Management Company’s, or the Administrator’s Controlling Persons’.

Controlling Person includes, but is not limited to, all Persons, whatever their titles, who perform functions for the Sponsor, the Management Company, or the Administrator similar to those of: (a) chairman or member of the board of directors; (b) executive officers; and (c) those holding ten percent or more equity interest in the Sponsor, the Management Company, or the Administrator or a Person having the power to direct or cause the direction of the Sponsor, the Management Company, or the Administrator, whether through the ownership of voting securities, by contract, or otherwise.

ARTICLE IX INVESTMENT OBJECTIVES AND LIMITATIONS

Section 9.1 Investment Objective. The Fund’s investment objective is to generate current income and capital appreciation. The Trustees shall have power with respect to the Fund to manage, conduct, operate and carry on the business of a business development company. The Independent Trustees shall review the investment policies of the Fund with sufficient frequency (not less often than annually) to determine that the policies being followed by the Fund are in the best interests of its Shareholders. Each such determination and the basis therefor shall be set forth in the minutes of the meetings of the Board of Trustees.

Section 9.2 Investments, Generally. All transactions entered into by the Fund shall be consistent with the investment permissions and limitations as established for business development companies under the 1940 Act, including any applicable exemptive orders that have been or may be issued in the future by the SEC.

Section 9.3 ~~Investments in Programs. For purposes of this Section 9.3, “Program” shall be defined as a limited or general partnership, joint venture, unincorporated association or similar organization, other than a corporation, formed and operated for the primary purpose of investment in and the operation of or gain from and interest in the assets to be acquired by such entity. A Program shall not include an Eligible Portfolio Company as defined by the 1940 Act.~~Investment in General Partnerships or Joint Ventures.

(a) The Fund shall not invest in ~~Programs~~general partnerships or joint ventures with non-Affiliates that own and operate specific assets, unless the Fund, alone or together with any publicly registered Affiliate of the Fund meeting the requirements of subsection (b) below, acquires a controlling interest in such a ~~Program~~general partnership or joint venture, but in no event shall ~~the Management Company be entitled to~~ duplicate fees be permitted; provided, however that the foregoing is not intended to prevent the Fund from carrying out its business of investing and reinvesting its assets in Securities of other issuers. For purposes of this Section 9.3, “controlling interest” means an equity interest possessing the power to direct or cause the direction of the management and policies of the ~~Program~~general partnership or joint venture, including the authority to:

(i) review all contracts entered into by the ~~Program~~general partnership or joint venture that will have a material effect on its business or assets; (ii) cause a sale or refinancing of the assets or its interest therein subject, in certain cases where required by the ~~Program~~general partnership or joint venture agreement, to limits as to time, minimum amounts and/or a right of first refusal by the ~~Program~~joint venture partner or consent of the ~~Program;~~joint venture partner; (iii) approve budgets and major capital expenditures, subject to a stated minimum amount; (iv) veto any sale or refinancing of the assets, or alternatively, to receive a specified preference on sale or refinancing proceeds; and (v) exercise a right of first refusal on any desired sale or refinancing by the ~~Program~~joint venture partner of its interest in the assets, except for transfer to an Affiliate of the ~~Program~~joint venture partner.

(b) The Fund shall have the authority to invest in ~~Programs~~general partnerships or joint ventures with other publicly registered Affiliates of the Fund if all of the following conditions are met: (i) the Affiliate and the Fund have substantially identical investment objectives; (ii) there are no duplicate fees ~~to the Management Company~~; (iii) the compensation payable by the ~~Program~~general partnerships or joint ventures to the Management Company or the Sponsor in each Fund that invests in such ~~Program~~general partnership or joint venture is substantially identical; (iv) each of the Fund and the Affiliate has a right of first refusal to buy if the other party wishes to sell assets held in the joint venture; (v) the investment of each of the Fund and its Affiliate is on substantially the same terms and conditions; and (vi) any offering document of the Fund in use or proposed to be used when such an investment has been made or is contemplated discloses the potential risk of impasse on joint venture decisions since neither the Fund nor its Affiliate controls the ~~Program~~general partnership or joint venture, and the potential risk that while the Fund or its Affiliate may have the right to buy the assets from the ~~Program~~general partnership or joint venture, it may not have the resources to do so.

(c) The Fund shall have the authority to invest in ~~Programs~~general partnerships or joint ventures with Affiliates other than publicly registered Affiliates of the Fund only if all of the following conditions are met: (i) the investment is necessary to relieve the Management Company or the Sponsor from any commitment to purchase the assets entered into in compliance with Section 10.1 prior to the closing of the offering period of the Fund; (ii) there are no duplicate fees ~~to the Management Company~~; (iii) the investment of each entity is on substantially the same terms and conditions; (iv) the Fund has a right of first refusal to buy if the Management Company or the Sponsor wishes to sell assets held in the joint venture; and (v) any offering document of the Fund in use or proposed to be used when such an investment has been made or is contemplated discloses the potential risk of impasse on joint venture decisions.

(d) The Fund may be structured to conduct operations through separate single-purpose entities managed by the Management Company or the Sponsor (multi-tier arrangements); provided, that the terms of any such arrangements do not result in the circumvention of any of the requirements or prohibitions contained herein or under the Omnibus Guidelines or applicable federal or state securities laws. Any agreements regarding such arrangements shall accompany any offering document of the Fund, if such agreement is then available, and the terms of such agreement shall contain provisions assuring that all of the following restrictions apply: (i) there will be no duplication or increase in Organization and Offering Expenses, fees payable to the Management Company~~, Program~~ or a Sponsor, program expenses or other fees and costs; (ii) there will be no substantive alteration in the fiduciary and contractual relationship between the Management Company or the Sponsor, the Fund and the Shareholders; and (iii) there will be no diminishment in the voting rights of the Shareholders.

(e) Other than as specifically permitted in subsections (b), (c) and (d) above, the Fund shall not invest in ~~Programs~~general partnerships or joint ventures with Affiliates.

(f) The Fund shall be permitted to invest in general partnership interests of limited partnerships only if the Fund, alone or together with any publicly registered Affiliate of the Fund meeting the requirements of subsection (b) above, acquires a “controlling interest” as defined in subsection (a) above, no duplicate fees are permitted, no additional compensation beyond that permitted under applicable law is paid to the Management Company or the Sponsor, and the limited partnership agreement or other applicable agreement complies with this Section 9.3.

Section 9.4 Other Goods or Services.

(a) The Fund may accept other goods or other services provided by the Management Company or the Sponsor in connection with the operation of assets, provided that: (i) the Management Company, as a fiduciary, determines such self-dealing arrangement is in the best interest of the Fund; (ii) the terms pursuant to which all such goods or services are provided to the Fund by the Management Company or the Sponsor shall be embodied in a written contract, the material terms of which must be fully disclosed to the Shareholders; (iii) the written contract may only be modified by vote of ~~a majority of then-outstanding Shares~~more than fifty percent (50%) of the outstanding Shares of the Fund entitled to vote on the matter; and (iv) the contract shall contain a clause allowing termination without penalty on sixty (60) days’ prior notice. ~~Without limitation~~Subject to the foregoing, arrangements to provide such goods or other services must meet all of the following criteria: (X) the Management Company or the Sponsor must be independently engaged in the business of providing such goods or services to ~~persons~~Persons other than ~~its~~ Affiliates of the Fund or the Sponsor and at least thirty-three percent (33%) of the Management Company’s associated gross revenues must come from ~~persons~~Persons other than ~~its~~ Affiliates of the Fund or the Sponsor; (Y) the compensation, price or fee charged for providing such goods or services must be comparable and competitive with the compensation, price or fee charged by ~~persons~~Persons other than the Management Company or Affiliates of the Fund, the Sponsor, and the Management Company in the same geographic location who provide comparable goods or services which could reasonably be made available to the Fund; and (Z) except in extraordinary circumstances, the compensation and other material terms of the arrangement must be fully disclosed to the Shareholders. Extraordinary circumstances are limited to instances when immediate action is required and the goods or services are not immediately available from ~~persons~~Persons other than the Management Company or Affiliates of the Fund, the Sponsor, and the Management Company.

(b) Notwithstanding the foregoing subsection (a)(X), if the Management Company or the Sponsor is not engaged in the business to the extent required by such clause, the Management Company or the Sponsor may provide to the Fund other goods or other services if all of the following additional conditions are met: (i) the Management Company or the Sponsor can demonstrate the capacity and capability to provide such goods or services on a competitive basis; (ii) the goods or services are provided at the lesser of cost or the competitive rate charged by ~~persons~~Persons other than the Management Company or ~~its~~ Affiliates of the Fund, the Sponsor, and the Management Company in the same geographic location who are in the business of providing comparable goods or services; (iii) the cost is limited to the reasonable necessary and actual expenses incurred by the Management Company or the Sponsor on behalf of the Fund in providing such goods or services, exclusive of expenses of the type which may not be reimbursed under the Omnibus Guidelines or applicable federal or state securities laws; and (iv) expenses are allocated in accordance with generally accepted accounting principles and are made subject to any special audit required by the Omnibus Guidelines or applicable federal and state securities laws.

Section 9.5 Borrowing Money or Utilizing Leverage. The Trustees shall have the power to cause the Fund to borrow money or otherwise obtain credit or utilize leverage to the maximum extent permitted by law or regulation as such may be needed from time to time and to secure the same by mortgaging, pledging or otherwise subjecting as security the assets of the Fund, including the lending of portfolio securities, and to endorse, guarantee, or undertake the performance of any obligation, contract or engagement of any other person, firm, association or corporation. In addition and notwithstanding any other provision of this Declaration of Trust, the Fund is hereby authorized to borrow funds, incur indebtedness and guarantee obligations of any Person, and in connection therewith, to the fullest extent permitted by law, the Trustees, on behalf of the Fund, are hereby authorized to pledge, hypothecate, mortgage, assign, transfer or grant security interests in or other liens on (i) the Shareholders’ subscription agreements and the Shareholders’ obligations to make capital contributions thereunder and hereunder, and (ii) any other assets, rights or remedies of the Fund or of the Trustees hereunder or under the subscription agreements, including without limitation, the right to issue capital call notices and to exercise remedies upon a default by a Shareholder in the payment of its capital contributions and the right to receive capital contributions and other payments, subject to the terms hereof and thereof. Notwithstanding any provision in this Declaration of Trust, (i) the Fund may borrow funds, incur indebtedness and enter into guarantees together with one or more Persons on a joint and several basis or on any other basis that the Board of Trustees, in its sole discretion, determines is fair and reasonable to the Fund, and (ii) in connection with any borrowing, indebtedness or guarantee by the Fund, all capital contributions shall be payable to the account of the Fund designated by the Board of Trustees, which may be pledged to any lender or other credit party of the Fund. All rights granted to a lender pursuant to this Section 9.5 shall apply to its agents and its successors and permitted assigns.

ARTICLE X CONFLICTS OF INTEREST

Section 10.1 Sales and Leases to Fund. ~~Unless otherwise permitted by the 1940 Act or applicable guidance or exemptive relief of the SEC, the~~The Fund shall not purchase or lease assets in which a Sponsor, the Management Company, any Trustee, or any Affiliate thereof has an interest unless all of the following conditions are met: (a) the transaction occurs at the formation of the Trust and is fully disclosed to the Shareholders either in a offering document or periodic report filed with the SEC or otherwise; and (b) the assets are sold or leased upon terms that are reasonable and fair to the Fund and at a price not to exceed the lesser of cost or fair market value as determined by an Independent Expert. Notwithstanding anything to the contrary in this Section 10.1, the Sponsor, the Management Company, any Trustee, or any Affiliate thereof may purchase assets in its own name (and assume loans in connection therewith) and temporarily hold title thereto, for the purposes of facilitating the acquisition of the assets, the borrowing of money, obtaining financing for the Fund, or the completion of construction of the assets, provided that all of the following conditions are met: (i) the assets are purchased by the Fund at a price no greater than the cost of the assets to the Sponsor, the Management Company, any Trustee, or any Affiliate thereof; (ii) all income generated by, and the expenses associated with, the assets so acquired shall be treated as belonging to the Fund; and (iii) there are no other benefits arising out of such transaction to the Sponsor, the Management Company, any Trustee, or any Affiliate thereof apart from compensation otherwise permitted by the Omnibus Guidelines.

Section 10.2 Sales and Leases to the Management Company, Trustees ~~or~~, Affiliates~~. Unless otherwise permitted by the 1940 Act or applicable guidance or exemptive relief of the SEC, the~~ or Sponsors. The Fund shall not sell assets to a Sponsor, the Management Company, any Trustee, or any Affiliate thereof unless such sale is duly approved by the holders of more than fifty percent (50%) of the outstanding voting securities of the Fund. The Fund shall not lease assets to the Sponsor, the Management Company ~~or~~, any Trustee, or any Affiliate thereof unless all of the following conditions are met: (i) the transaction occurs at the formation of the Trust and is fully disclosed to the Shareholders either in a periodic report filed with the SEC or otherwise; and (ii) the terms of the transaction are fair and reasonable to the Fund.

Section 10.3 Loans. ~~Unless otherwise permitted by the 1940 Act or applicable guidance or exemptive relief of the SEC and except~~Except for the advancement of funds pursuant to Sections 7.3 and 7.4, no loans, credit facilities, credit agreements or otherwise shall be made by the Fund to the Sponsor, the Management Company, any Trustee, or any Affiliate thereof.

Section 10.4 Commissions on Financing, Refinancing or Reinvestment. ~~Unless otherwise permitted by the 1940 Act or applicable guidance or exemptive relief of the SEC, the~~The Fund shall not pay, directly or indirectly, a commission or fee to a Sponsor, the Management Company, any Trustee, or any Affiliate thereof (except as otherwise specified in this Article X) in connection with the reinvestment of cash available for distribution and available reserves or of the proceeds of the resale, exchange or refinancing of assets.

Section 10.5 Rebates, Kickbacks and Reciprocal Arrangements. The Sponsor, the Fund ~~shall cause~~, and the Management Company ~~to agree that it shall~~may not receive or accept any rebate or give-ups or similar arrangement that is prohibited under applicable federal or state securities laws or the Omnibus Guidelines. The Sponsor, the Fund ~~shall cause~~, and the Management Company ~~to agree that it shall~~may not participate in any reciprocal business arrangement that would circumvent provisions of applicable federal or state securities laws governing conflicts of interest or investment restrictions, or enter into any agreement, arrangement or understanding that would circumvent the restrictions against dealing with affiliates or promoters under applicable federal or state securities laws or the Omnibus Guidelines. The Sponsor, the Fund ~~shall cause~~, and the Management Company ~~to agree that it shall~~may not directly or indirectly pay or award any fees or commissions or other compensation to any Person engaged to sell Shares or give investment advice to a potential Shareholder; provided, however, that this Section 10.5 shall not prohibit the payment to a registered broker-dealer or other properly licensed agent of normal sales commissions or other compensation (including cash compensation and non-cash compensation (as such terms are defined under FINRA Rule 2310)) for selling or distributing Shares, including out of the Management Company’s own assets, including those amounts paid to the Management Company under the Investment Management Agreement. The Sponsor, the Fund ~~shall cause~~, and the Management Company ~~to~~may not participate in any arrangements that would circumvent the Omnibus Guidelines.

Section 10.6 Exchanges. The Fund may not acquire assets in exchange for Shares of the Fund without approval of a majority of the Board of Trustees, including a majority of the Independent Trustees with consideration to an independent appraisal of such assets.

Section 10.7 Other Transactions. Unless otherwise permitted by the 1940 Act or applicable guidance or exemptive relief of the SEC, the Fund shall not engage in any other transaction with the Management Company or a Trustee or Affiliate thereof unless: (a) such transaction complies with all applicable law and (b) a majority of the Trustees (including a majority of the Independent Trustees) not otherwise interested in such transaction approve such transaction as fair and reasonable to the Fund and on terms and conditions not less favorable to the Fund than those available from non-Affiliated third parties.

Section 10.8 Lending Practices. On financings made available to the Fund by the Management Company or the Sponsor, the Management Company or the Sponsor may not receive interest in excess of the lesser of the Management Company’s or the Sponsor’s cost of funds or the amounts that would be charged by unrelated lending institutions on comparable loans for the same purpose. The Management Company or the Sponsor shall not impose a prepayment charge or penalty in connection with such financings and the Management Company or the Sponsor shall not receive points or other financing charges. The Management Company or the Sponsor shall be prohibited from providing permanent financing for the Fund. For purposes of this Section 10.8, “permanent financing” shall mean any financing with a term in excess of twelve (12) months.

ARTICLE XI SHAREHOLDERS

Section 11.1 Certain Voting Rights of Shareholders.

(a) ~~Subject to the provisions of any class or series of shares then outstanding and the mandatory provisions of any applicable laws or regulations and subject to the other provisions of this Declaration of Trust (including Section 6.2), the~~The following actions may be taken by the Shareholders, without concurrence by the Sponsor, the Fund, the Board of Trustees, and/or the Management Company, upon a vote by the holders of more than fifty percent (50%) of the outstanding Shares of the Fund entitled to vote on the matters:

(i) modify this Declaration of Trust in accordance with Article VI hereof;

(ii) notwithstanding Section 4.3 of this Declaration of Trust, remove the Management Company and appoint a new Management Company pursuant to the procedures in Section 8.4;

(iii) sell all or substantially all of the Fund’s assets other than in the ordinary course of the Fund’s business; or

(iv) elect Trustees at an annual meeting in the case where the number of nominees for the trusteeships (or, if applicable, the trusteeships of a particular class of trustees) exceeds the number of such trustees to be elected.

(b) Without the approval of Shareholders entitled to cast ~~a majority~~more than fifty percent (50%) of all the ~~votes~~Shares entitled to ~~be cast~~vote on the matter, ~~or such other approval as may be required under the mandatory provisions of any applicable laws or regulations, or other provisions of this Declaration of Trust, the Fund shall~~the Sponsor, the Fund, the Board of Trustees, and the Management Company may not ~~permit~~:

(i) ~~the Management Company or the Board of Trustees to~~ modify this Declaration of Trust except for amendments which do not adversely affect the rights of Shareholders;

(ii) ~~the Management Company or the Board of Trustees to~~ appoint a new Management Company (other than a sub-adviser pursuant to the terms of an Investment Management Agreement and applicable law);

(iii) ~~the Management Company or the Board of Trustees to~~ sell all or substantially all of the Fund’s assets other than in the ordinary course of the Fund’s business or as otherwise permitted by law; or

(iv) ~~the Management Company,~~ except as permitted under the Investment Management Agreement, ~~to~~ voluntarily withdraw ~~as~~ the Management Company unless such withdrawal would not affect the tax status of the Fund and would not materially adversely affect the Shareholders.

(c) Shareholders entitled to cast ~~at least a majority of all~~more than fifty percent (50%) of the outstanding Shares of the Fund entitled to vote on the matter may, without the necessity for concurrence by the Management Company, vote to dissolve the Fund.

Section 11.2 Voting Limitations on Shares Held by the Management Company, Trustees and Affiliates. With respect to shares owned by the Management Company, the Sponsor, any Trustees, ~~or~~ any of their respective Affiliates or any Affiliates of the Fund, neither the Management Company, nor the Sponsor, nor such Trustee(s), nor any of their Affiliates, nor any Affiliates of the Fund may vote or consent on matters submitted to the Shareholders regarding the removal of the Management Company, the Sponsor, such Trustee(s) ~~or~~, any of their Affiliates, any Affiliates of the Fund or any transaction between the Fund and any of them. In determining the requisite percentage in interest of shares necessary to approve a matter on which the Management Company, the Sponsor, such Trustee(s) ~~and~~, any of their Affiliates and any Affiliates of the Fund may not vote or consent, any shares owned by any of them shall not be included.

Section 11.3 Right of Inspection.

(a) Any Shareholder may: (i) in person or by agent, on written request, inspect and obtain copies at all reasonable times the Fund’s books and records and ledger; and (ii) present to any officer of the Fund or its registered agent a written request for a statement of its affairs.

(b) Any Shareholder may: (i) in person or by agent, on written request, inspect and copy at all reasonable times the books and records and ledger of the Fund; (ii) present to any officer or resident agent of the Fund a written request for a statement of its affairs; and (iii) in the event the Fund does not maintain the original or a duplicate ledger at its principal office, present to any officer or resident agent of the Fund a written request for the Shareholder List.

(c) A copy of the Shareholder List, requested in accordance with this Section 11.3, shall be mailed within ten (10) days of the request and shall be printed in alphabetical order, on white paper, and in readily readable type size (no smaller than 10 point font). The Shareholder List shall be updated at least quarterly to reflect changes in the information contained therein.

(d) The Fund may impose a reasonable charge for expenses incurred in reproduction pursuant to the Shareholder request. A holder of Common Shares may request a copy of the Shareholder List in connection with matters relating to Shareholders’ voting rights, the exercise of Shareholder rights under federal proxy laws or for any other proper and legitimate purpose. Each Shareholder who receives a copy of the Shareholder List shall keep such list confidential and shall sign a confidentiality agreement to the effect that such Shareholder will keep the Shareholder List confidential and share such list only with its employees, representatives or agents who agree in writing to maintain the confidentiality of the Shareholder List.

(e) If the Management Company or Trustees neglect or refuse to exhibit, produce or mail a copy of the Shareholder List as requested, the Management Company and the Trustees shall be liable to any Shareholder requesting the list for the costs, including attorneys’ fees, incurred by that Shareholder for compelling the production of the Shareholder List, and for actual damages suffered by any Shareholder by reason of such refusal or neglect. It shall be a defense that the actual purpose and reason for the requests for inspection or for a copy of the Shareholder List is to secure such list of Shareholders or other information for the purpose of selling such list or copies thereof, or of using the same for a commercial purpose other than in the interest of the applicant as a Shareholder relative to the affairs of the Fund. The Fund may require the Shareholder requesting the Shareholder List to represent that the list is not requested for a commercial purpose unrelated to the Shareholder’s interest in the Fund. The remedies provided hereunder to Shareholders requesting copies of the Shareholder List are in addition, to and shall not in any way limit, other remedies available to Shareholders under federal law, or the laws of any state.

Section 11.4 Shareholder Reports.

(a) The Trustees, including the Independent Trustees, shall take reasonable steps to insure that the Fund shall cause to be prepared and delivered or made available by any reasonable means, including an electronic medium, to each Shareholder as of a record date after the end of the fiscal year within one hundred twenty (120) days after the end of the fiscal year to which it relates an annual report for each fiscal year ending after the commencement of the Fund’s initial public offering that shall include: (i) financial statements prepared in accordance with GAAP that are audited and reported on by independent certified public accountants; (ii) a report of the activities of the Fund during the period covered by the report; and (iii) where forecasts have been provided to the Shareholders, a table comparing the forecasts previously provided with the actual results during the period covered by the report; and (iv) a report setting forth distributions to Shareholders for the period covered thereby and separately identifying distributions from: (A) Cash Flow from operations during the period; (B) Cash Flow from operations during a prior period which have been held as reserves; (C) proceeds from disposition of assets of the Fund; and (D) reserves from the gross proceeds. Such annual report must also contain a breakdown of the costs reimbursed to the Management Company, the Sponsor, and the Administrator.

(b) The Trustees, including the Independent Trustees, shall take reasonable steps to ensure that the Fund shall cause to be prepared and filed, as well as delivered or made available to Shareholders, within sixty (60) days after the end of each fiscal quarter of the Fund, a Form 10-Q if required under the Exchange Act.

(c) The Trustees, including the Independent Trustees, shall take reasonable steps to ensure that the Fund shall cause to be prepared and delivered or made available within seventy-five (75) days after the end of each fiscal year of the Fund to each Person who was at any time during such fiscal year a Shareholder all information necessary for the preparation of the Shareholders’ federal income tax returns.

(d) If capital stock has been purchased on a deferred payment basis, on which there remains an unpaid balance during any period covered by any report required by subsections (a) and (b) above; then such report shall contain a detailed statement of the status of all deferred payments, actions taken by the Fund in response to any defaults, and a discussion and analysis of the impact on capital requirements of the Fund.

(e) The Board of Trustees shall cause the Fund, upon request from any State Administrator, to submit to such State Administrator the reports and statements required to be distributed to Shareholders pursuant to this Section 11.4.

Section 11.5 Suitability of Shareholders.

(a) Investor Suitability Standards. During any public offering of its Shares and until the earlier of a Liquidity Event or the date the Fund is no longer subject to the Omnibus Guidelines, the Fund and those selling shares on its behalf shall, with respect to share offers and sales in which they are broker of record, assure that such shares are offered and sold pursuant only to prospective investors who, in each case, meet the income and Net Worth “Suitability Standards” as specified in the Fund’s prospectus for the Shares (as the same may be amended or supplemented from time to time) and the Omnibus Guidelines.

(b) The Sponsor or each Person selling Common Shares on behalf of the Fund shall make this determination on the basis of information it has obtained from a prospective Shareholder. Relevant information for this purpose will include at least the age, investment objectives, investment experience, income, net worth, financial situation and other investments of the prospective Shareholder, as well as any other pertinent factors.

(c) The Sponsor or each Person selling Common Shares on behalf of the Fund shall maintain records of the information used to determine that an investment in Common Shares is suitable and appropriate for a Shareholder. The Sponsor or each Person selling Common Shares on behalf of the Fund shall maintain these records for at least six (6) years.

Section 11.6 Other Agreements. Consistent with applicable law (including the 1940 Act), the Fund, the Management Company and/or Affiliates of the Management Company may negotiate agreements (“Side Letters”) with certain Shareholders that will result in different investment terms than the terms applicable to other Shareholders and that may have the effect of establishing rights under, or altering or supplementing the terms of, this Declaration of Trust or disclosure contained in any offering document of the Shares. As a result of such Side Letters, certain Shareholders may receive additional benefits which other Shareholders will not receive. Unless agreed otherwise in the Side Letter, in general, the Fund, the Management Company and affiliates of the Management Company will not be required to notify any or all of the other Shareholders of any such Side Letters or any of the rights and/or terms or provisions thereof, nor will the Fund, the Management Company or affiliates of the Management Company be required to offer such additional and/or different rights and/or terms to any or all of the other Shareholders. The Fund, the Management Company and/or affiliates of the Management Company may enter into such Side Letters with any Shareholder as each may determine in its sole discretion at any time. ~~The other Shareholders will have no recourse against the Fund, the Trustees, the Management Company and/or any of their affiliates in the event certain investors receive additional and/or different rights and/or terms as a result of Side Letters.~~ Any such exceptions or departures contained in any Side Letter with a Shareholder shall govern with respect to such Shareholder notwithstanding the provisions of the Declaration of Trust (including with respect to amendments to this Declaration of Trust) or any applicable subscription agreements.

ARTICLE XII

ROLL-UP TRANSACTIONS

Section 12.1 Roll-up Transactions. In connection with any proposed Roll-Up Transaction, an appraisal of all of the Fund’s assets shall be obtained from a competent Independent Expert. The Fund’s assets shall be appraised on a consistent basis, and the appraisal shall be based on the evaluation of all relevant information and shall indicate the value of the assets as of a date immediately prior to the announcement of the proposed Roll-Up Transaction. The appraisal shall assume an orderly liquidation of the assets over a twelve-month (12-month) period. The terms of the engagement of the Independent Expert shall clearly state that the engagement is for the benefit of the Fund and the Shareholders. A summary of the appraisal, indicating all material assumptions underlying the appraisal, shall be included in a report to Shareholders in connection with a proposed Roll-Up Transaction. In connection with a proposed Roll-Up Transaction, the Person sponsoring the Roll-Up Transaction shall offer to Shareholders who vote against the proposed Roll-Up Transaction the choice of:

(a) accepting the securities of a Roll-Up Entity offered in the proposed Roll-Up Transaction; or

(b) one of the following:

(i) remaining as Shareholders and preserving their interests therein on the same terms and conditions as existed previously; or

(ii) receiving cash in an amount equal to the Shareholder’s pro rata share of the appraised value of the net assets of the Fund.

The Fund is prohibited from participating in any proposed Roll-Up Transaction:

(c) that would result in the Shareholders having ~~voting~~democracy rights in a Roll-Up Entity that are less than shareholder ~~rights and other voting~~democracy rights provided for in Sections 4.11, 11.1, 11.2, 13.3 and 13.5 hereof or Section 3(b) of Article II of our Bylaws;

(d) that includes provisions that would operate as a material impediment to, or frustration of, the accumulation of capital stock by any purchaser of the securities of the Roll-Up Entity (except to the minimum extent necessary to preserve the tax status of the Roll-Up Entity), or which would limit the ability of an investor to exercise the voting rights of its securities of the Roll-Up Entity on the basis of the capital stock held by that investor;

(e) in which investor’s rights to access of records of the Roll-Up Entity will be less than those described in Section 11.3 hereof; or

(f) in which any of the costs of the Roll-Up Transaction would be borne by the Fund if the Roll-Up Transaction is rejected by the Shareholders.

~~Notwithstanding anything to the contrary in this Section 12.1, the Fund is prohibited from participating in any proposed Roll-Up Transaction that would result in Shareholders having shareholder and voting rights in the Roll-Up Entity that are lesser than the rights provided for in the Declaration of Trust.~~

ARTICLE XIII

DURATION OF THE FUND

Section 13.1 Duration of the Fund. The Fund shall continue perpetually unless terminated pursuant to the provisions contained herein or pursuant to any applicable provision of the Statutory Trust Act.

Section 13.2 Dissolution by the Trustees. The ~~Fund may be dissolved at any time upon~~Trustees may not dissolve or liquidate the Fund without the affirmative vote by ~~a majority of the Trustees. Shareholders of the Fund shall not be~~the holders of more than fifty percent (50%) of the outstanding Shares entitled to vote on the ~~dissolution or plan of liquidation of the Fund under this Article XIII except to the extent required by the 1940 Act~~matter.

Section 13.3 Dissolution by Shareholder Vote. The Fund may be dissolved at any time, without the necessity for concurrence by the ~~Board~~Sponsor, the Fund, the Board of Trustees, and/or the Management Company, upon affirmative vote by the holders of more than fifty percent (50%) of the outstanding Shares entitled to vote on the matter.

Section 13.4 Liquidation. Upon dissolution of the Fund, the Board of Trustees shall cause the Fund to liquidate and wind-up in a manner consistent with Section 3808 of the Statutory Trust Act, including the distribution to the Shareholders of any assets of the Fund. Upon dissolution and the completion of the winding up of the affairs of the Fund, the Fund shall be terminated by the executing and filing with the Secretary of State of the State of Delaware by one or more Trustees of a certificate of cancellation of the certificate of trust of the Fund.

Section 13.5 Merger or Other Reorganization of the Fund. Subject to Section 4.10 hereof, the Sponsor, the Fund ~~may not permit the Management Company or~~, the Board of Trustees ~~to~~, and the Management Company may not cause the merger or other reorganization of the Fund without the affirmative vote by the holders of more than fifty percent (50%) of the outstanding Shares of the Fund entitled to vote on the matter.

ARTICLE XIV

MISCELLANEOUS

Section 14.1 Construction and Governing Law.

(a) This Declaration of Trust and the Bylaws, in combination, shall constitute the governing instrument of the Fund, however to the extent that any provision of the Bylaws conflicts with this Declaration of Trust, the terms of this Declaration of Trust shall control. This Declaration of Trust and the Bylaws, and the rights and obligations of the Trustees and Shareholders hereunder, shall be governed by and construed and enforced in accordance with the Statutory Trust Act and the laws of the State of Delaware.

(b) [Reserved]

(c) To the fullest extent permitted by law, the Shareholders and the Trustees of the Fund shall be deemed to have waived any non-mandatory rights of beneficial owners or trustees under the Statutory Trust Act or general trust law; and that the Fund, the Shareholders, and the Trustees shall not be subject to any applicable provisions of law pertaining to trusts that, in a manner inconsistent with the express terms of this Declaration of Trust or Bylaws, relate to or regulate (i) the filing with any court or governmental body or agency of trustee accounts or schedules of trustee fees and charges, (ii) affirmative requirements to post bonds for trustees, officers, agents or employees of a trust, (iii) the necessity for obtaining court or other governmental approval concerning the acquisition, holding or disposition of real or personal property, (iv) fees or other sums payable to trustees, officers, agents or employees of a trust, (v) the allocation of receipts and expenditures to income or principal, (vi) restrictions or limitations on the permissible nature, amount or concentration of trust investments or requirements relating to the titling, storage or other manner of holding or investing trust assets, or (vii) the establishment of fiduciary or other standards or responsibilities or limitations on the acts or powers of trustees, which are inconsistent with the limitations or liabilities or authorities and powers of Trustees as set forth or referenced in this Declaration of Trust.

(d) Sections 3540 and 3561 of Title 12 of the Statutory Trust Act shall not apply to the Fund.

Section 14.2 Conflicts of Law. To the extent that any provision of the Statutory Trust Act or any provision of this Declaration of Trust or Bylaws conflicts with any mandatory provision of the 1940 Act, the ~~applicable provision~~mandatory provisions of the 1940 Act shall control; provided, however, that such conflict shall not affect any of the remaining provisions of this Declaration of Trust or the Bylaws or render invalid or improper any action taken or omitted prior to such determination. If any provision of this Declaration of Trust or the Bylaws shall be held invalid or unenforceable in any, the invalidity or unenforceability shall attach only to such provision in such jurisdiction and shall not in any manner affect such provision in any other jurisdiction or any other provision of this Declaration of Trust in any jurisdiction.

Section 14.3 Derivative Actions.

(a) No person, other than a Trustee, who is not a Shareholder shall be entitled to bring any derivative action, suit or other proceeding on behalf of the Fund.

(b) In addition to the requirements set forth in Section 3816 of the Statutory Trust Act, a Shareholder may bring a derivative action on behalf of the Fund only if the following conditions are met: (i) a demand on the Trustees shall only be deemed not likely to succeed and therefore excused if a majority of the Trustees, or a majority of any committee established to consider the merits of such action, is composed of Trustees who are not “independent trustees” (as that term is defined in the Statutory Trust Act); and (ii) unless a demand is not required under clause (i) of this paragraph, the Trustees must be afforded a reasonable amount of time to consider such Shareholder request and to investigate the basis of such claim; and the Trustees shall be entitled to retain counsel or other advisors in considering the merits of the request. This Section 14.3 does not apply to claims under federal or state securities laws.

Section 14.4 Direct Actions. To the fullest extent permitted by Delaware law, the Shareholders’ right to bring direct actions against the Fund and/or its Trustees is eliminated, except for claims brought under federal or state securities laws or a direct action to enforce an individual Shareholder right to vote or a direct action to enforce an individual Shareholder’s rights under Sections 3805(e) or 3819 of the Statutory Trust Act. To the extent such right cannot be eliminated to this extent as a matter of Delaware law, then the conditions required for the bringing of a derivative action pursuant to Section 14.3 of this Declaration of Trust and Section 3816 of the Statutory Trust Act shall be equally applicable to bringing a direct action. Notwithstanding the foregoing, the limitations of this Section 14.4 shall not apply to claim brought under federal or state securities laws.

Section 14.5 Exclusive Delaware Jurisdiction. Each Trustee, each officer, each Shareholder and each Person beneficially owning an interest in a share of the Fund (whether through a broker, dealer, bank, trust company or clearing corporation or an agent of any of the foregoing or otherwise), to the fullest extent permitted by law, including Section 3804(e) of the Statutory Trust Act, (i) irrevocably agrees that any claims, suits, actions or proceedings arising out of or relating in any way to the Fund or its business and affairs, the Statutory Trust Act, this Declaration of Trust or the Bylaws or asserting a claim governed by the internal affairs (or similar) doctrine (including, without limitation, any claims, suits, actions or proceedings to interpret, apply or enforce (A) the provisions of this Declaration of Trust or the Bylaws, or (B) the duties (including fiduciary duties), obligations or liabilities of the Fund to the Shareholders or the Trustees, or of officers or the Trustees to the Fund, to the Shareholders or each other, or (C) the rights or powers of, or restrictions on, the Fund, the officers, the Trustees or the Shareholders, or (D) any provision of the Statutory Trust Act or other laws of the State of Delaware pertaining to trusts made applicable to the Fund pursuant to Section 3809 of the Statutory Trust Act, or (E) any other instrument, document, agreement or certificate contemplated by any provision of the Statutory Trust Act, this Declaration of Trust or the Bylaws relating in any way to the Fund (regardless, in every case, of whether such claims, suits, actions or proceedings (x) sound in contract, tort, fraud or otherwise, (y) are based on common law, statutory, equitable, legal or other grounds, or (z) are derivative or direct claims)), shall be exclusively brought in the Court of Chancery of the State of Delaware or, if such court does not have subject matter jurisdiction thereof, any other court in the State of Delaware with subject matter jurisdiction, (ii) irrevocably submits to the exclusive jurisdiction of such courts in connection with any such claim, suit, action or proceeding, (iii) irrevocably agrees not to, and waives any right to, assert in any such claim, suit, action or proceeding that (A) it is not personally subject to the jurisdiction of such courts or any other court to which proceedings in such courts may be appealed, (B) such claim, suit, action or proceeding is brought in an inconvenient forum, or (C) the venue of such claim, suit, action or proceeding is improper, (iv) consents to process being served in any such claim, suit, action or proceeding by mailing, certified mail, return receipt requested, a copy thereof to such party at the address in effect for notices hereunder, and agrees that such service shall constitute good and sufficient service of process and notice thereof; provided, nothing in clause (iv) hereof shall affect or limit any right to serve process in any other manner permitted by law, and (v) irrevocably waives any and all right to trial by jury in any such claim, suit, action or proceeding. In the event that any claim, suit, action or proceeding is commenced outside of the Court of Chancery of the State of Delaware in contravention of this Section 14.5, all reasonable and documented out of pocket fees, costs and expenses, including reasonable attorneys’ fees and court costs, incurred by the prevailing party in such claim, suit, action or proceeding shall be reimbursed by the non-prevailing party. Nothing in this Section 14.5 will apply to any claims, suits, actions or proceedings asserting a claim brought under federal or state securities laws or under the Kansas Uniform Securities Act.

Section 14.6 Agreement to be Bound. EVERY PERSON, BY VIRTUE OF HAVING BECOME A SHAREHOLDER IN ACCORDANCE WITH THE TERMS OF THIS DECLARATION OF TRUST AND THE BYLAWS, AS AMENDED FROM TIME TO TIME, SHALL BE DEEMED TO HAVE EXPRESSLY ASSENTED AND AGREED TO THE TERMS OF, AND SHALL BE BOUND BY, THIS DECLARATION OF TRUST AND THE BYLAWS.

Section 14.7 Delivery by Electronic Transmission or Otherwise. Any notice, proxy, vote, consent, report, instrument or writing of any kind or any signature referenced in, or contemplated by, this Declaration of Trust or the Bylaws may, in the sole discretion of the Trustees, be given, granted or otherwise delivered by electronic transmission (within the meaning of the Statutory Trust Act), including via the internet, or in any other manner permitted by applicable law.

[Remainder of page intentionally left blank]

IN WITNESS WHEREOF, the undersigned have caused this Declaration of Trust to be executed as of the day and year first above written.

Eric Rakowski, as Trustee

Peter MacEwen, as Trustee

David Lambert, as Trustee

Robert O’Sullivan, as Trustee

Appendix B

AMENDED AND RESTATED

INVESTMENT MANAGEMENT AGREEMENT

This Amended and Restated Investment Management Agreement, dated and effective as of ~~November 3~~January [ ], ~~2025~~2026 (this “Agreement”), is made by and between ~~AMG~~John Hancock Comvest ~~Senior Lending~~Private Income Fund, a Delaware statutory trust (formerly known as AMG Comvest Senior Lending Fund) (the “Fund”) and Comvest Credit Managers, LLC, a Delaware limited liability company (the “Management Company”).

WHEREAS, the Fund and the Management Company entered into that certain Investment Management Agreement dated as of November 3, 2025 (the “Original Investment Management Agreement”);

WHEREAS, the Fund ~~desires to retain the Management Company to furnish investment advisory services to the Fund on the terms and conditions hereinafter set forth,~~ and the Management Company ~~wishes to be retained to provide such services~~desire to amend and restate the Original Investment Management Agreement in its entirety, as set forth herein.

NOW, THEREFORE, in consideration of the premises and for other good and valuable consideration, the parties hereby agree to amend and restate the Original Investment Management Agreement in its entirety as follows:

1. Appointment of Management Company. The Management Company hereby undertakes and agrees, upon the terms and conditions herein set forth, to provide overall investment advisory services for the Fund and in connection therewith to, in accordance with the Fund’s investment objective, policies and restrictions as in effect from time to time:

(a) determining the composition of the Fund’s portfolio, the nature and timing of the changes to the Fund’s portfolio and the manner of implementing such changes in accordance with the Fund’s investment objective, policies and restrictions;

(b) identifying investment opportunities and making investment decisions for the Fund, including negotiating the terms of investments in, and dispositions of, portfolio securities and other instruments on the Fund’s behalf;

(c) monitoring the Fund’s investments;

(d) performing due diligence on prospective portfolio companies;

(e) exercising voting rights in respect of portfolio securities and other investments for the Fund;

(f) serving on, and exercising observer rights for, boards of directors and similar committees of the Fund’s portfolio companies;

(g) negotiating, obtaining and managing financing facilities and other forms of leverage; and

(h) providing the Fund with such other investment advisory and related services as the Fund may, from time to time, reasonably require for the investment of capital, which may include, without limitation:

(i) making, in consultation with the Fund’s board of trustees (the “Board”), investment strategy decisions for the Fund;

(ii) serving as the Fund’s valuation designee pursuant to Rule 2a-5 under 1940 Act and reasonably assisting the Fund’s other service providers with the valuation of the Fund’s assets;

(iii) providing managerial assistance to portfolio companies of the Fund as requested by the portfolio companies, from time to time;

(iv) exercising voting rights in respect of the Fund’s portfolio securities and other investments;

(v) The Management Company shall, upon request by an official or agency administering the securities laws of a state (a “State Administrator”), submit to such State Administrator the reports and statements required to be distributed to the Fund’s shareholders pursuant to this Agreement, any registration statement filed with the Securities and Exchange Commission (“SEC”) and applicable federal and state law; ~~and~~

(vi) The Management Company has a fiduciary responsibility and duty to the Fund for the safekeeping and use of all the funds and assets of the Fund, whether or not in the Management Company’s immediate possession or control. The Management Company shall not employ, or permit another to employ, such funds or assets except for the exclusive benefit of the Fund. The Management Company shall not contract away any fiduciary obligation owed by the Management Company to the Fund’s shareholders under applicable law~~.~~ ; and

(vii) protecting the Fund’s funds from the claims of affiliated companies and creditors of the affiliated companies.

Subject to the supervision of the Board, the Management Company shall have the power and authority on behalf of the Fund to effectuate its investment decisions for the Fund, including the execution and delivery of all documents relating to the Fund’s investments, the placing of orders for other purchase or sale transactions on behalf of the Fund and causing the Fund to pay investment-related expenses. In the event that the Fund determines to acquire debt financing, the Management Company will arrange for such financing on the Fund’s behalf. If it is necessary or appropriate for the Management Company to make investments on behalf of the Fund through a special purpose vehicle, the Management Company shall have authority to create or arrange for the creation of such special purpose vehicle and to make such investments through such special purpose vehicle (in accordance with the 1940 Act).

Subject to the prior approval of a majority of the Board, including a majority of the Board members who are not “interested persons” of the Fund (“Independent Board Members”) and, to the extent required by the 1940 Act and the rules and regulations thereunder, subject to any applicable guidance or interpretation of the SEC or its staff, by the shareholders of the Fund, as applicable, the Management Company may, from time to time, delegate to a sub-adviser or other service provider any of the Management Company’s duties under this Agreement, including the management of all or a portion of the assets being managed. The Fund acknowledges that the Management Company makes no warranty that any investments made by the Management Company hereunder will not depreciate in value or at any time not be affected by adverse tax consequences, nor does it give any warranty as to the performance or profitability of the assets or the success of any investment strategy recommended or used by the Management Company.

2. Expenses. In connection herewith, the Management Company agrees to maintain personnel within its organization to furnish the above services to the Fund. The Management Company shall bear all expenses arising out of its duties hereunder, except as provided in this Section 2.

Except as specifically provided below and above in Section 1 hereof, the Fund anticipates that all investment professionals and staff of the Management Company, when and to the extent engaged in providing investment advisory services to the Fund, and the base compensation, bonus and benefits, and the routine overhead expenses, of such personnel allocable to such services, will be provided and paid for by the Management Company.

Notwithstanding anything to the contrary stated herein, the following apply:

(a) All expenses of the Fund shall be billed to and paid by the Fund;

(b) The Sponsor (as defined in the Fund’s Second Amended and Restated Declaration of Trust, as amended and restated from time to time (the “Declaration of Trust”)), Management Company, and Administrator (as defined in the Declaration of Trust) may be reimbursed for the actual cost of goods and services used for, or by, the Fund and obtained from any individual, corporation, partnership, estate, trust joint venture, limited liability company or other entity or association (“Persons”) other than Affiliates (as defined in the Declaration of Trust) of the Sponsor, the Administrator, the Management Company, or the Fund;

(c) The Sponsor, the Management Company, and the Administrator may be reimbursed for the administrative services necessary to the prudent operation of the Fund; provided, the reimbursement shall be the lower of the Sponsor’s, the Management Company’s, or the Administrator’s actual cost or the amount the Fund would be required to pay to Persons other than Affiliates of the Sponsor, the Management Company, the Administrator, or the Fund for comparable administrative services in the same geographic location; and provided, further, that such costs are reasonably allocated to the Fund on the basis of assets, revenues, time records or other method conforming with generally accepted accounting principles;

(d) No reimbursement shall be permitted for services for which the Sponsor, the Management Company, or the Administrator are entitled to compensation by way of a separate fee; and

(e) Excluded from the allowable reimbursement shall be:

(i) the Sponsor’s, the Management Company’s, or the Administrator’s rent and depreciation, utilities, capital equipment, and other administrative items; and

(ii) the Sponsor’s, the Management Company’s, or the Administrator’s Controlling Persons’ (as defined below) salaries, fringe benefits, travel expenses, and other administrative items incurred by, or allocated to, the Sponsor’s the Management Company’s, or the Administrator’s Controlling Persons’.

Controlling Person includes, but is not limited to, all Persons, whatever their titles, who perform functions for the Sponsor, the Management Company, or the Administrator similar to those of: (a) chairman or member of the board of directors; (b) executive officers; and (c) those holding ten percent or more equity interest in the Sponsor, the Management Company, or the Administrator or a Person having the power to direct or cause the direction of the Sponsor, the Management Company, or the Administrator, whether through the ownership of voting securities, by contract, or otherwise.

The Fund shall bear all other costs and expenses of its operations, administration and transactions as may be set forth in the Fund’s registration statement as of the date of the Fund’s Initial Closing Date (as defined in the Fund’s registration statement).

From time to time, the Management Company and its affiliates may pay third-party providers of goods or services. The Fund will reimburse the Management Company or such affiliates thereof for any such amounts paid on the Fund’s behalf. From time to time, the Management Company may defer or waive fees and/or rights to be reimbursed for expenses. All of the foregoing expenses will ultimately be borne by the Fund’s shareholders.

3. Transactions with Affiliates. The Management Company is authorized on behalf of the Fund, from time to time when deemed to be in the best interests of the Fund and to the extent permitted by applicable law, to purchase and/or sell securities in which the Management Company or any of its affiliates underwrites, deals in and/or makes a market and/or may perform or seek to perform investment banking services for issuers of such securities. The Management Company is further authorized, to the extent permitted by applicable law, to select brokers (including any brokers affiliated with the Management Company) for the execution of trades for the Fund.

4. Best Execution; Research Services.

(a) The Management Company is authorized, for the purchase and sale of the Fund’s portfolio securities, to employ such dealers and brokers as may, in the judgment of the Management Company, implement the policy of the Fund to obtain the best results, taking into account such factors as price, including dealer spread, the size, type and difficulty of the transaction involved, the firm’s general execution and operational facilities and the firm’s risk in positioning the securities involved. Consistent with this policy, the Management Company is authorized to direct the execution of the Fund’s portfolio transactions to dealers and brokers furnishing statistical information or research deemed by the Management Company to be useful or valuable to the performance of its investment advisory functions for the Fund. It is understood that in these circumstances, as contemplated by Section 28(e) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), the commissions paid may be higher than those which the Fund might otherwise have paid to another broker if those services had not been provided. Information so received will be in addition to and not in lieu of the services required to be performed by the Management Company. It is understood that the expenses of the Management Company will not necessarily be reduced as a result of the receipt of such information or research. Research services furnished to the Management Company by brokers who effect securities transactions for the Fund may be used by the Management Company in servicing other investment companies, entities or funds and accounts which it manages. Similarly, research services furnished to the Management Company by brokers who effect securities transactions for other investment companies, entities or funds and accounts which the Management Company manages may be used by the Management Company in servicing the Fund. It is understood that not all of these research services are used by the Management Company in managing any particular account, including the Fund.

The Management Company and its affiliates may aggregate purchase or sale orders for the assets with purchase or sale orders for the same security for other clients’ accounts of the Management Company or of its affiliates, the Management Company’s own accounts and hold proprietary positions in accordance with its current aggregation and allocation policy (collectively, the “Advisory Clients”), but only if (x) in the Management Company’s reasonable judgment such aggregation results in an overall economic or other benefit to the assets taking into consideration the advantageous selling or purchase price, brokerage commission and other expenses and factors and (y) the Management Company’s actions with respect to aggregating orders for multiple Advisory Clients, as well as the Fund, are consistent with applicable law. However, the Management Company is under no obligation to aggregate any such orders under any circumstances.

(b) All fees and expenses paid by any party for any services rendered to organize the Fund and to initially acquire assets for the Fund, including organization and offering expenses, acquisition fees, acquisition expenses, and any other similar fees, however designated by the Board (“Front End Fees”) shall be reasonable and shall not exceed 18% of the gross proceeds of any offering, regardless of the source of payment and the percentage of gross proceeds of any offering committed to investment shall be at least eighty-two percent (82%). All items of compensation to underwriters or dealers, including, but not limited to, selling commissions, expenses, rights of first refusal, consulting fees, finders’ fees and all other items of compensation of any kind or description paid by the Fund, directly or indirectly, shall be taken into consideration in computing the amount of allowable Front End Fees.

5. Remuneration.

The Fund agrees to pay, and the Management Company agrees to accept, as compensation for the services provided by the Management Company hereunder, a base management fee and an incentive fee as hereinafter set forth. The Fund shall make any payments due hereunder to the Management Company or to the Management Company’s designee as the Management Company may otherwise direct.

(a) Management Fee. The management fee is payable quarterly in arrears at an annual rate of 1.25% of the value of the Fund’s net assets as of the beginning of the first calendar day of the applicable quarter adjusted for any Share issuances or repurchases during the applicable quarter. Net assets means the Fund’s total assets less the carrying value of the Fund’s liabilities, determined on a consolidated basis in accordance with U.S. generally accepted accounting principles (“GAAP”).

(i) Incentive Fee. The incentive fee will consist of two components that are independent of each other, with the result that one component may be payable even if the other is not. A portion of the incentive fee is based on a percentage of the Fund’s income and a portion is based on a percentage of the Fund’s capital gains, each as described below.

(1)

Incentive Fee Based on Income. The portion based on the Fund’s income is based on Pre-Incentive Fee Net Investment Income Returns. “Pre-Incentive Fee Net Investment Income Returns” means dividends, cash interest or other distributions or other cash income and any third-party fees received from portfolio companies (such as upfront fees, commitment fees, origination fee, amendment fees, ticking fees and break-up fees, as well as prepayments premiums, but excluding fees for providing managerial assistance and fees earned by the Management Company or an Affiliate (as defined in the Fund’s ~~Amended and Restated~~ Declaration of Trust~~, as amended and restated from time to time (the “Declaration of Trust”)~~), in its capacity as an administrative agent, syndication agent, collateral agent, loan servicer or other similar capacity) accrued during the month, minus operating expenses for the month (including the management fee, taxes, any expenses payable under this Agreement and the Administration Agreement between the Fund and ~~AMG Funds LLC~~the Administrator, any expense of securitizations, and interest expense or other financing fees and any dividends paid on preferred shares, but excluding the incentive fee and shareholder servicing and /or distribution fees). Pre-Incentive Fee Net Investment Income Returns includes, in the case of investments with a deferred interest feature (such as original issue discount, debt instruments with payment-in-kind interest and zero-coupon securities), accrued income that the Fund has not yet received in cash. Pre-Incentive Fee Net Investment Income Returns do not include any realized capital gains, realized capital losses or unrealized capital appreciation or depreciation. The impact of expense support payments and recoupments are also excluded from Pre-Incentive Fee Net Investment Income Returns.

Pre-Incentive Fee Net Investment Income Returns, expressed as a rate of return on the value of the Fund’s net assets at the end of the immediate preceding quarter, is compared to a “hurdle rate” of return of 1.25% per quarter (5.00% annualized).

The Fund will pay the Management Company an incentive fee quarterly in arrears with respect to the Fund’s Pre-Incentive Fee Net Investment Income Returns in each calendar quarter as follows:

•

No incentive fee based on Pre-Incentive Fee Net Investment Income Returns in any calendar quarter in which the Fund’s Pre-Incentive Fee Net Investment Income Returns do not exceed the hurdle rate of 1.25% per quarter (5.00% annualized);

•

100% of the dollar amount of the Fund’s Pre-Incentive Fee Net Investment Income Returns with respect to that portion of such Pre-Incentive Fee Net Investment Income Returns, if any, that exceeds the hurdle rate but is less than a rate of return of 1.43% (5.72% annualized). The Fund refers to this portion of the Pre-Incentive Fee Net Investment Income Returns (which exceeds the hurdle rate but is less than 1.43%) as the “catch-up.” The “catch-up” is meant to provide the Management Company with approximately 12.5% of the Fund’s Pre-Incentive Fee Net Investment Income Returns as if a hurdle rate did not apply if this net investment income exceeds 1.43% in any calendar quarter; and

•

12.5% of the dollar amount of the Fund’s Pre-Incentive Fee Net Investment Income Returns, if any, that exceed a rate of return of 1.43% (5.72% annualized). This reflects that once the hurdle rate is reached and the catch-up is achieved, 12.5% of all Pre-

Incentive Fee Net Investment Income Returns thereafter are paid to the Management Company.

Percentage of Pre-Incentive Fee Net Investment Income Allocated to Quarterly Incentive Fee.

These calculations are pro-rated for any period of less than three months and adjusted for any Share issuances or repurchases during the applicable quarter.

(2)

Incentive Fee Based on Capital Gains. The second component of the incentive fee, the capital gains incentive fee, is payable at the end of each calendar year in arrears. The amount payable equals 12.5% of cumulative realized capital gains from inception through the end of such calendar year, computed net of all realized capital losses and unrealized capital depreciation on a cumulative basis, less the aggregate amount of any previously paid incentive fee on capital gains as calculated in accordance with GAAP.

Each year, the fee paid for the capital gains incentive fee is net of the aggregate amount of any previously paid capital gains incentive fee for all prior periods. The Fund will accrue, but will not pay, a capital gains incentive fee with respect to unrealized appreciation because a capital gains incentive fee would be owed to the Management Company if the Fund were to sell the relevant investment and realize a capital gain. For the purpose of computing the capital gains incentive fee, the calculation methodology will look through derivative financial instruments or swaps as if the Fund owned the reference assets directly. In no event will the capital gains incentive fee payable pursuant to this Agreement be in excess of the amount permitted by the Investment Advisers Act of 1940, as amended (the “Advisers Act”), including Section 205 thereof.

The fees that are payable under this Agreement for any partial period will be appropriately prorated.

6. Representations and Warranties.

(a) The Management Company represents and warrants that it is duly registered and authorized as an investment Management Company under the Advisers Act, and the Management Company agrees to maintain effective all material requisite registrations, authorizations and licenses, as the case may be, until the termination of this Agreement.

(b) The Management Company shall prepare or shall cause to be prepared and distributed to shareholders during each year the following reports of the Fund (either included in a periodic report filed with the SEC or distributed in a separate report) (i) within sixty (60) days of the end of each quarter, a report containing the same financial information contained in the Fund’s Quarterly Report on Form 10-Q filed by the Fund under the Exchange Act and (ii) within one hundred and twenty (120) days after the end of the Fund’s fiscal year, an annual report that shall include financial statements prepared in accordance with GAAP which are audited and reported on by independent certified public accountants; (iii) a report of the material activities of the Fund during the period covered by the report; (iv) where forecasts have been provided to the Fund’s shareholders, a table comparing the forecasts previously provided with the actual results during the period covered by the report; and (v) a report setting forth distributions to the Fund’s shareholders for the period covered thereby and separately identifying distributions from: (A) cash flow from operations during the period; (B) cash flow from operations during a prior period which have been held as reserves; (C) proceeds from disposition of assets; and (D) reserves from the gross proceeds of the Fund’s offering.

(c) From time to time and not less than quarterly, the Fund shall cause the Management Company to review the Fund’s accounts to determine whether cash distributions are appropriate. The Fund may, subject to authorization by the Board, distribute pro rata to the Fund’s shareholders funds which the Board deems unnecessary to retain in the Fund. The Board may from time to time authorize the Fund to declare and pay to the

Fund’s shareholders such dividends or other distributions, in cash or other assets of the Fund or in securities of the Fund, including in shares of one class or series payable to the holders of the shares of another class or series, or from any other source as the Board in its discretion shall determine. Any such cash distributions to the Management Company shall be made only in conjunction with distributions to shareholders and only out of funds properly allocated to the Management Company’s account. All such cash distributions shall be made only out of funds legally available therefor pursuant to Delaware Law, as amended from time to time.

(d) The Management Company shall, in its sole discretion, temporarily place proceeds from offerings by the Fund of its equity securities into short-term, highly liquid investments which, in its reasonable judgment, afford appropriate safety of principal during such time as it is determining the composition and allocation of the portfolio of the Fund and the nature, timing and implementation of any changes thereto pursuant to Section 1 of the this Agreement; provided however, that the Management Company shall be under no fiduciary obligation to select any such short-term, highly liquid investment based solely on any yield or return of such investment. The Management Company shall cause any proceeds of the offering of Fund securities not committed for investment within the later of two years from the date of effectiveness of the Fund’s initial registration statement or one year from termination of the offering, unless a longer period is permitted by the applicable State Administrator, to be paid as a distribution to the shareholders of the Fund as a return of capital without deduction of a sales load.

7. Services Not Deemed Exclusive. The Fund and the Board acknowledge and agree that:

(a) the services provided hereunder by the Management Company are not to be deemed exclusive, and the Management Company and any of its affiliates or related persons are free to render similar services to others and to use the research developed in connection with this Agreement for other Advisory Clients or affiliates. The Fund agrees that the Management Company may give advice and take action with respect to any of its other Advisory Clients which may differ from advice given or the timing or nature of action taken with respect to any client or account so long as it is the Management Company’s policy, to the extent practicable, to allocate investment opportunities to the client or account on a fair and equitable basis relative to its other Advisory Clients. It is understood that the Management Company shall not have any obligation to recommend for purchase or sale any loans which its principals, affiliates or employees may purchase or sell for its or their own accounts or for any other client or account if, in the opinion of the Management Company, such transaction or investment appears unsuitable, impractical or undesirable for the Fund. Nothing herein shall be construed as constituting the Management Company an agent of the Fund; and

(b) the Management Company and its affiliates may face conflicts of interest as described in the Fund’s currently effective registration statement and/or the Fund’s periodic filings with the SEC (as such disclosures may be updated from time to time) and such disclosures have been provided, and any updates will be provided, to the Board in connection with its consideration of this Agreement and any future renewal of this Agreement.

8. Limit of Liability.

(a) The Management Company and its officers, managers, partners, agents, employees, controlling persons, members and any other person or entity affiliated with it (the “Indemnified Parties”) shall not be liable for any error of judgment or mistake of law or for any act or omission or any loss suffered by the Fund in connection with the matters to which this Agreement relates, provided that the Management Company shall not be protected against any liability to the Fund or its shareholders to which the Management Company would otherwise be subject by reason of willful misfeasance, bad faith or gross negligence on its part in the performance of its duties or by reason of the reckless disregard of its duties and obligations (“disabling conduct”). An Indemnified Party may consult with counsel and accountants in respect of the Fund’s affairs and shall be fully protected and justified in any action or inaction which is taken in accordance with the advice or opinion of such counsel and accountants; provided, that such counsel or accountants were selected with reasonable care. Absent disabling conduct, the Fund will indemnify the Indemnified Parties against, and hold them harmless from, any damages, liabilities, costs and expenses (including reasonable attorneys’ fees and amounts reasonably paid in settlement) arising from the rendering of the Management Company’s services under this Agreement or otherwise as Management Company for the Fund. The Indemnified Parties shall not be liable under this Agreement or otherwise for any loss due to the mistake, action, inaction, negligence, dishonesty, fraud or bad faith of any broker or other agent; provided, that such broker or other agent shall have been selected, engaged or retained and monitored by the Management Company in good faith, unless such action or inaction was made by reason of disabling conduct, or in the case of a criminal action or proceeding, where the Management Company had reasonable cause to believe its conduct was unlawful.

Indemnification shall be made only following: (i) a final decision on the merits by a court or other body before which the proceeding was brought that the Indemnified Party was not liable by reason of disabling conduct or (ii) in the absence of such a decision, a reasonable determination, based upon a review of the facts, that the Indemnified Party was not liable by reason of disabling conduct by (a) the vote of a majority of a quorum of Board members of the Fund who are neither “interested persons” of the Fund nor parties to the proceeding (“disinterested non-party Board members”) or (b) an independent legal counsel in a written opinion.

An Indemnified Party shall be entitled to advances from the Fund for payment of the reasonable expenses (including reasonable counsel fees and expenses) incurred by it in connection with the matter as to which it is seeking indemnification in the manner and to the fullest extent permissible under law. Prior to any such advance, the Indemnified Party shall provide to the Fund a written affirmation of its good faith belief that the standard of conduct necessary for indemnification by the Fund has been met and a written undertaking to repay any such advance if it should ultimately be determined that the standard of conduct has not been met. In addition, at least one of the following additional conditions shall be met: (a) the Indemnified Party shall provide a security in form and amount acceptable to the Fund for its undertaking; (b) the Fund is insured against losses arising by reason of the advance; or (c) a majority of a quorum of disinterested non-party Board members or independent legal counsel, in a written opinion, shall have determined, based on a review of facts readily available to the Fund at the time the advance is proposed to be made, that there is reason to believe that the Indemnified Party will ultimately be found to be entitled to indemnification.

(b) Notwithstanding Section 8(a) to the contrary, the Fund shall not provide for indemnification of an Indemnified Party for any liability or loss suffered by an Indemnified Party, nor shall the Fund provide that any of the Indemnified Parties be held harmless for any loss or liability suffered by the Fund, unless all of the following conditions are met:

(i) the Fund has determined, in good faith, that the course of conduct that caused the loss or liability was in the best interests of the Fund;

(ii) the Fund has determined, in good faith, that the Indemnified Party was acting on behalf of or performing services for the Fund;

(iii) the Fund has determined, in good faith, that such liability or loss was not the result of (A) negligence or misconduct, in the case that the Indemnified Party is the Management Company or an Affiliate (as defined in the Declaration of Trust) of the Management Company, or (B) gross negligence or willful misconduct, in the case that the Indemnified Party is a trustee of the Fund who is not also an officer of the Fund or the Management Company or an Affiliate of the Management Company; and

(iv) such indemnification or agreement to hold harmless is recoverable only out of the Fund’s net assets and not from the Fund shareholders.

Furthermore, the Indemnified Party shall not be indemnified for any losses, liabilities or expenses arising from or out of an alleged violation of federal or state securities laws by such party unless one or more of the following conditions are met:

(i) there has been a successful adjudication on the merits of each count involving alleged material securities law violations as to the Indemnified Party;

(ii) such claims have been dismissed with prejudice on the merits by a court of competent jurisdiction as to the Indemnified Party; or

(iii) a court of competent jurisdiction approves a settlement of the claims against the Indemnified Party and finds that indemnification of the settlement and the related costs should be made, and the court considering the request for indemnification has been advised of the position of the SEC and of the published position of any state securities regulatory authority in which Shares were offered or sold as to indemnification for violations of securities laws.

(c) The Fund may pay or reimburse reasonable legal expenses and other costs incurred by the Indemnified Party in advance of final disposition of a proceeding only if all of the following are satisfied:

(i) the proceeding relates to acts or omissions with respect to the performance of duties or services on behalf of the Fund;

(ii) the Indemnified Party provides the Fund with written affirmation of such Indemnified Party’s good faith belief that the Indemnified Party has met the standard of conduct necessary for indemnification by the Fund;

(iii) the legal proceeding was initiated by a third party who is not a Fund shareholder, or, if by a Fund shareholder acting in his or her capacity as such, a court of competent jurisdiction approves such advancement; and

(iv) the Indemnified Party provides the Fund with a written agreement to repay the amount paid or reimbursed by the Fund, together with the applicable legal rate of interest thereon, if it is ultimately determined that the Indemnified Party did not comply with the requisite standard of conduct and is not entitled to indemnification.

9. Duration and Termination.

(a) This Agreement shall become effective as of the date first written above. This Agreement may be terminated at any time, without the payment of any penalty, on 60 days’ written notice by the Fund, by the vote of a majority of the outstanding voting securities of the Fund or by the vote of the Fund’s directors or on at least 120 days’ written notice by the Management Company. The provisions of Section 8 of this Agreement shall remain in full force and effect, and the Management Company shall remain entitled to the benefits thereof, notwithstanding any termination of this Agreement. Further, notwithstanding the termination or expiration of this Agreement as aforesaid, the Management Company shall be entitled to any amounts owed under Sections 2 or 5 through the date of termination or expiration, and Section 8 shall continue in force and effect and apply to the Management Company and its representatives as and to the extent applicable.

(b) This Agreement shall continue in effect ~~for two years from the date of this Agreement~~until November 3, 2027 and thereafter shall continue automatically for successive annual periods, provided that such continuance is specifically approved at least annually by (i) the vote of the Board, or by the vote of a majority of the outstanding voting securities of the Fund and (ii) the vote of a majority of the Fund’s Independent Board Members, in accordance with the requirements of the 1940 Act.

(c) This Agreement will automatically terminate in the event of its “assignment” (as such term is defined for purposes of Section 15(a)(4) of the 1940 Act).

(d) After the termination of this Agreement, the Management Company shall not be entitled to compensation for further services provided hereunder, except that it shall be entitled to receive from the Fund within 30 days after the effective date of such termination all unpaid reimbursements and all earned but unpaid fees payable to the Management Company prior to termination of this Agreement, including any deferred fees. The Management Company shall promptly upon termination:

(i) Deliver to the Board a full accounting, including a statement showing all payments collected by it and a statement of all money held by it, covering the period following the date of the last accounting furnished to the Board;

(ii) Deliver to the Board all assets and documents of the Fund then in custody of the Management Company; and

(iii) Cooperate with the Fund to provide an orderly management transition.

(e) Without the approval of holders of a majority of the Shares entitled to vote on the matter, ~~or~~and such other approval as may be required under the mandatory provisions of any applicable laws or regulations, ~~or~~and other provisions of the Declaration of Trust, the Management Company shall not: (i) modify this Agreement except for amendments that do not adversely affect the rights of the shareholders; (ii) appoint a new Management Company (other than a sub-Management Company pursuant to the terms of this Agreement and applicable law); (iii) sell all or substantially all of the Fund’s assets other than in the ordinary course of the Fund’s business or as otherwise permitted by law; or (iv) except as otherwise permitted herein, voluntarily withdraw as the Management Company unless such withdrawal would not affect the tax status of the Fund and would not materially adversely affect the shareholders; or (v) cause the merger of the Fund.

(f) The Fund may terminate the Management Company’s interest in the Fund’s revenues, expenses, income, losses, distributions and capital by payment of an amount equal to the then present fair market value of the terminated Management Company’s interest, determined by agreement of the terminated Management Company and the Fund. If the Fund and the Management Company cannot agree upon such amount, the parties will submit to binding arbitration which cost will be borne equally by the Management Company and the Fund. The method of payment to the terminated Management Company must be fair and must protect the solvency and liquidity of the Fund. When the termination is voluntary, the method of payment will be presumed to be fair if it provides for a non-interest bearing unsecured promissory note with principal payable, if at all, from distribution which the terminated Management Company otherwise would have received under the program agreement had the Management Company not been terminated. When the termination is involuntary, the method of payment will be presumed to be fair if it provides for an interest bearing promissory note maturing in not less than five years with equal installments each year.

10. Governing Law. This Agreement shall be governed, construed and interpreted in accordance with the laws of the State of New York, provided, however, that nothing herein shall be construed as being inconsistent with the 1940 Act. To the extent that the provisions of this Agreement are inconsistent with the 1940 Act, the mandatory provisions of the 1940 Act shall control.

11. Conflicts of Interest and Prohibited Activities.

(a) The Management Company is not hereby granted or entitled to an exclusive right to sell or exclusive employment to sell assets for the Fund.

(b) The Management Company shall not: (i) receive or accept any rebate, give-up or similar arrangement that is prohibited under the North American Securities Administrators Association’s Omnibus Guidelines Statement of Policy (the “Omnibus Guidelines”) or applicable federal or state securities laws; (ii) participate in any reciprocal business arrangement that would circumvent provisions of the Omnibus Guidelines or applicable federal or state securities laws governing conflicts of interest or investment restrictions; or (iii) enter into any agreement, arrangement or understanding that would circumvent the restrictions against dealing with affiliates or promoters under the Omnibus Guidelines or applicable federal or state securities laws; or (v) enter into any agreement, arrangement, or understanding that would circumvent the Omnibus Guidelines.

(c) The Management Company shall not directly or indirectly pay or award any fees or commissions or other compensation to any person engaged to sell Shares or give investment advice to a potential shareholder; provided, however, that this subsection shall not prohibit the payment to a registered broker-dealer or other properly licensed agent of properly disclosed normal sales commissions or other compensation (including cash compensation and non-cash compensation (as such terms are defined under Financial Industry Regulatory Authority Rule 2310)) for selling or distributing Shares, including out of the Management Company’s own assets, including those amounts paid to the Management Company under this Agreement.

(d) The Management Company covenants that it shall not permit or cause to be permitted the Fund’s funds to be commingled with the funds of any other person and the funds will be protected from the claims of affiliated companies and creditors of the affiliated companies.

12. Access to Shareholder List.

If a shareholder requests a copy of an alphabetical list of names, addresses and business telephone numbers of the shareholders of the Fund along with the number of equity shares held by each of them (the “Shareholder List”), the Management Company is hereby authorized to request a copy of the Shareholder List from the Fund’s transfer agent and send a copy of the Shareholder List to any shareholder so requesting the Shareholder List. The Management Company and the Board shall be liable to any shareholder requesting the list for the costs, including attorneys’ fees, incurred by that shareholder for compelling the production of the Shareholder List, and for actual damages suffered by any shareholder by reason of such refusal or neglect. It shall be a defense that the actual purpose and reason for the requests for inspection or for a copy of the Shareholder List is to secure such list of shareholder or other information for the purpose of selling such list or copies thereof, or of using the same for a commercial purpose other than in the interest of the applicant as a shareholder relative to the affairs of the Fund.

13. Notices. Any notice under this Agreement shall be given in writing, addressed and delivered or mailed, postage prepaid, to the other party at its principal office or to such other address as to which the recipient shall have informed the other party in writing.

Unless specifically provided elsewhere, notice given as provided above shall be deemed to have been given, if by personal delivery, on the day of such delivery, and, if by facsimile and mail, on the date on which such facsimile or mail is sent.

14. Counterparts. This Agreement may be executed in two or more counterparts, each of which shall be deemed to be an original, but all of which together shall constitute one and the same instrument.

[Remainder of Page Intentionally Left Blank.]

IN WITNESS WHEREOF, the parties hereto caused their duly authorized signatories to execute this Agreement as of the day and year first written above.

~~AMG~~JOHN HANCOCK COMVEST ~~SENIOR LENDING~~PRIVATE INCOME FUND

By:	~~/s/ Cecilio M. Rodriguez~~
Name: Cecilio M. Rodriguez
Title: Chief Financial Officer

COMVEST CREDIT MANAGERS, LLC

By:	~~/s/ Cecilio M. Rodriguez~~
Name: Cecilio M. Rodriguez
Title: Chief Financial Officer

VOTE IN PERSON

You may attend the special meeting held on February 13, 2026 at the offices of Fund at 360 S. Rosemary Avenue, Suite 1700, West Palm Beach, Florida 33401 at [ ] Eastern Time and vote during the special meeting.

VOTE BY PHONE – (561) 727-2000

Use any touch-tone telephone to transmit your voting instructions up until 11:59 P.M. Eastern Time on February 12, 2026. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL

Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to John Hancock Comvest Private Income Fund, Attn: Vice President, 360 S. Rosemary Avenue, Suite 1700, West Palm Beach, Florida 33401.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

JOHN HANCOCK COMVEST PRIVATE INCOME FUND

All members of the Board of Trustees who considered the following proposals recommend you vote FOR the following proposals:	**For**	**Against**	**Abstain**
1. Approval of the Second Amended and Restated Declaration of Trust (the "Declaration of Trust") for John Hancock Comvest Private Income Fund (the "Declaration of Trust Proposal")	☐	☐	☐
2. Approval of the Amended and Restated Investment Management Agreement (the "Investment Management Agreement") for John Hancock Comvest Private Income Fund with Comvest Credit Managers, LLC (the "Investment Management Agreement Proposal")	☐	☐	☐

	Yes	No
Please indicate if you plan to attend this meeting.	☐	☐

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

Signature (PLEASE SIGN WITHIN BOX) Date

Signature (Joint Owners) Date

Important Notice Regarding the Availability of Proxy Materials for the Special Meeting:
The Proxy Statement is available on the U.S. Securities and Exchange Commission website at *www.sec.gov* or on our website at www.jhinvestments.com.

PROXY
JOHN HANCOCK COMVEST PRIVATE INCOME FUND
Special Meeting of Shareholders to be held on February 13, 2026
This proxy is solicited on behalf of the Board of Trustees

The undersigned hereby constitutes and appoints Michael Altschuler and Cecilio Rodriguez, and each of them, with power of substitution to each, proxies to represent the undersigned and to vote, as designated on the reverse side of this form, all Common Shares of John Hancock Comvest Private Income Fund held of record by the undersigned at the close of business on February 2, 2026 that the undersigned is/are entitled to vote if present at the Special Meeting of Shareholders to be held at 360 S. Rosemary Avenue, Suite 1700, West Palm Beach, Florida 33401 at [ ] Eastern Time, on February 13, 2026 and any adjournment or postponement thereof and further authorize(s) such proxies to vote such shares in their discretion upon such other business as may properly come before the Special Meeting of Shareholders and any adjournment or postponement thereof. The undersigned hereby acknowledge(s) receipt of the Proxy Statement. The undersigned hereby revoke(s) all proxies heretofore given by the undersigned to vote at the Special Meeting of Shareholders and any adjournment or postponement thereof.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED AS DIRECTED BY THE SHAREHOLDER(S). IF NO SUCH DIRECTIONS ARE MADE, THIS PROXY WILL BE VOTED FOR THE DECLARATION OF TRUST PROPOSAL (ITEM 1) AND FOR THE INVESTMENT MANAGEMENT AGREEMENT PROPOSAL (ITEM 2). IT WILL BE VOTED IN THE DISCRETION OF THE PROXIES UPON SUCH OTHER MATTERS AS MAY PROPERLY COME BEFORE THE SPECIAL MEETING.

PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY USING THE ENCLOSED PROXY ENVELOPE.

Continued and to be signed on reverse side